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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GRIFFON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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GRIFFON CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
February 3, 2006

To our stockholders:

        An annual meeting of stockholders will be held at the Garden City Hotel on Friday, February 3, 2006 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

  1.
  Election of four directors for a term of three years;

  2.
  Approval of the Griffon Corporation 2006 Equity Incentive Plan;

  3.
  Approval of the Griffon Corporation 2006 Performance Bonus Plan; and

  4.
  Any other matters that properly come before the meeting.

        The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

        If you are a stockholder of record at the close of business on December 23, 2005, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about December 28, 2005.

                      By Order of the Board of Directors,

                      PATRICK L. ALESIA
                      Secretary

Dated:  December 28, 2005
              Jericho, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

GRIFFON CORPORATION
100 Jericho Quadrangle
Jericho, New York 11753

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
Friday, February 3, 2006

        Our annual meeting of stockholders will be held on Friday, February 3, 2006 at the Garden City Hotel at 10:00 a.m. Our Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement, which was prepared by our management for the Board of Directors, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to stockholders on or about December 28, 2005.

ABOUT THE MEETING

What is being considered at the meeting?

        You will be voting for

    1.
    the election of four directors, each for a three year term;

    2.
    the approval of our 2006 Equity Incentive Plan; and

    3.
    the approval of our 2006 Performance Bonus Plan.

        We do not expect you to vote on any other matters at the meeting.

        In addition, our management will report on our performance during fiscal 2005 and respond to your questions.

Who is entitled to vote at the meeting?

        You may vote if you owned stock as of the close of business on December 23, 2005. Each share of stock is entitled to one vote.

How do I vote?

        You can vote in two ways:

  •
  by attending the meeting and voting thereat; or

  •
  by completing, signing, dating and returning the enclosed proxy card.

Can I change my mind after I return my proxy?

        Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) properly completing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

        Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors, FOR the approval of our 2006 Equity Incentive Plan and FOR the approval of our 2006 Performance Bonus Plan.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company and their telephone number is (212) 936-5100.

Will my shares be voted if I do not provide my proxy?

        If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

        Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain "routine" matters, including the election of directors. At our meeting these shares will be counted as voted by the brokerage firm in the election of directors.

        Brokers are prohibited from exercising discretionary authority on non-routine matters, such as Proposals 2 and 3, for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In the case of broker votes, broker non-votes, and in cases where you abstain from voting on a matter when present at the meeting and entitled to vote, those shares will be counted for purposes of determining if a quorum is present.

How many votes must be present to hold the meeting?

        Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of December 23, 2005 must be present at the meeting. This is referred to as a quorum. On December 23, 2005, there were 29,941,724 shares of common stock outstanding and entitled to vote.

What vote is required to elect directors?

        Directors are elected by a plurality of the votes cast. Shares not voted will have no effect on the vote for election of directors.

What vote is required to approve our 2006 Equity Incentive Plan?

        The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on the item will be required for approval. An abstention will be counted as a vote against this proposal and broker non-votes will have no effect on the vote.

What vote is required to approve our 2006 Performance Bonus Plan?

        The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on the item will be required for approval. An abstention will be counted as a vote against this proposal and broker non-votes will have no effect on the vote.

PROPOSAL 1 — ELECTION OF DIRECTORS

        Our certificate of incorporation provides for a Board of Directors consisting of not less than twelve nor more than fourteen directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of thirteen directors as set forth below.

Class I (To Serve Until the Annual Meeting of Stockholders in 2008)	Class II (To Serve Until the Annual Meeting of Stockholders in 2006)	Class III (To Serve Until the Annual Meeting of Stockholders in 2007)
Bertrand M. Bell(2)(3)	Harvey R. Blau	Henry A. Alpert(1)(2)
Rear Admiral Robert G.	Ronald J. Kramer	Blaine V. Fogg(3)
Harrison (USN Ret.)(2)	General Donald J. Kutyna	Rear Admiral Clarence A. Hill, Jr.
Martin S. Sussman(1)(4)	(USAF Ret.)(3)	(USN Ret.)(2)(4)
Joseph J. Whalen(1)(4)	Lieutenant General James W.	William H. Waldorf(1)(3)
Lester L. Wolff	Stansberry (USAF Ret.)(4)

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Ethics Committee.

(4)
Member of Nominating and Corporate Governance Committee.

        Harvey R. Blau, Ronald J. Kramer, Donald J. Kutyna and James W. Stansberry, directors in Class II, are to be elected at this Annual Meeting of Stockholders to hold office until the Annual Meeting of Stockholders in 2009, or until their successors are chosen and qualified.

        Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of the aforesaid nominees (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

        Mr. Harvey R. Blau (70) has been Chairman of the Board and Chief Executive Officer since 1983. Mr. Blau has been Chairman of the Board and Chief Executive Officer of Aeroflex Incorporated, a diversified manufacturer of electronic components and test equipment, for more than the past five years.

        Mr. Ronald J. Kramer (47) has been a director since 1993 and Vice Chairman of the Board since November 2003. Mr. Kramer has served as President and as a director of Wynn Resorts, Ltd., a developer, owner and operator of hotel and casino resorts, since 2002. From 1999 to 2001, he was a Managing Director at Dresdner Kleinwort Wasserstein, an investment banking firm, and at its predecessor Wasserstein Perella & Co. Mr. Kramer is also a member of the Board of Directors of Monster

Worldwide, Inc., a global provider of career solutions and Lakes Entertainment, Inc., a developer and manager of casinos. Mr. Kramer is the son-in-law of Mr. Harvey R. Blau.

        General Donald J. Kutyna (USAF Ret.) (72) has been a director since August 2005. He was an officer in the United States Air Force for over thirty-five years prior to his retirement in 1992. General Kutyna had been commander in chief of the North American Aerospace Defense Command, commander in chief of the U.S. Space Command and commander of the U.S. Air Force Space Command. During his tenure in the U.S. Air Force, General Kutyna served as Chairperson of the Accident Panel of the Presidential Commission on the Space Shuttle Challenger Accident. General Kutyna was Vice President, Space Technology, of Loral Space & Communications Ltd., a leading satellite communications company, from 1993 to 1996, and again from 1999 to 2004. He also served as Vice President, Advanced Space Systems, for Lockheed Martin Corporation, a company principally engaged in the research, design, development, manufacture and integration of advanced technology systems, products and services, from 1996 to 1999. From September 2004 through the present, General Kutyna has served as a part-time consultant to Loral Space & Communications Ltd. General Kutyna currently serves on the Board of Directors of the Air Force Studies Board of the National Research Council.

        Lieutenant General James W. Stansberry (USAF Ret.) (78) has been a director since 1991. He was an officer in the United States Air Force for thirty-five years prior to his retirement in 1984. Since 1984, Lieutenant General Stansberry has been President of Stansberry Associates International, Inc., an independent consulting firm specializing in strategic planning for aerospace and defense firms. Lieutenant General Stansberry is also a director of Kiddie Technology, Inc., a company engaged in the manufacture of protective devices which sense overheating and industrial explosive risks.

Standing Director Biographies

        Mr. Henry A. Alpert (58) has been a director since 1995. Mr. Alpert has been President of Spartan Petroleum Corp., a real estate investment firm and a distributor of petroleum products, for more than the past five years. Mr. Alpert is also a director of Boyar Value Fund, a mutual fund.

        Dr. Bertrand M. Bell (76) has been a director since 1976. Dr. Bell has been Professor of Medicine at Albert Einstein College of Medicine for more than the past five years and was appointed Distinguished Professor in September 1992.

        Mr. Blaine V. Fogg (65) has been a director since May 2005. Mr. Fogg is a corporate and securities lawyer concentrating in mergers and acquisitions and other business transactions. From 1972 to 2004, Mr. Fogg was a partner at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Since 2004, Mr. Fogg is Of Counsel to the law firm and serves as the firm's Senior Advisor for Continental Europe.

        Rear Admiral Robert G. Harrison (USN Ret.) (69) has been a director since February 2004. He was an officer in the United States Navy for more than thirty-five years prior to his retirement in 1994. Since retirement, Rear Admiral Harrison has been a consultant for various defense systems companies in the areas of acquisition, support, and program management. Rear Admiral Harrison is also a director for Indra Systems, a company engaged in the manufacture and support of training and simulation systems and automatic test equipment.

        Rear Admiral Clarence A. Hill, Jr. (USN Ret.) (85) has been a director since 1982. Rear Admiral Hill was an officer in the United States Navy for more than thirty-five years prior to his retirement in 1973. Since retirement, Rear Admiral Hill has been acting as an independent consultant with respect to the utilization of advanced concepts of system modeling and manpower survey techniques. For more than the past five years, Rear Admiral Hill has served in various executive positions, including as Vice President and Treasurer, and as a director of the Naval Aviation Foundation which supports Naval Aviation plans and programs. In 2005, Rear Admiral Hill became President of the Naval Aviation Foundation.

        Mr. Martin S. Sussman (68) has been a director since 1989. He has been a practicing attorney in the State of New York since 1961, and has been a member of the law firm of Seltzer, Sussman & Habermann LLP for more than the past five years.

        Mr. William H. Waldorf (67) has been a director since 1963. He has been President of Landmark Capital, LLC, an investment firm, for more than the past five years.

        Mr. Joseph J. Whalen (74) has been a director since 1999. He was a partner at Arthur Andersen LLP for more than five years prior to his retirement in 1994. Mr. Whalen is also a director of Interpool, Inc., a company engaged in the leasing of transportation equipment.

        Mr. Lester L. Wolff (86) has been a director since 1987. He has been President of Lester Wolff Enterprises Limited, a public relations firm, since 1981. Mr. Wolff served as a member of the U.S. House of Representatives from 1964 to 1981. Mr. Wolff is Chairman of Pacific Community Institute, an educational organization. He is also President of International Trade and Development Agency, a consulting firm, Chairman of American International Learning Corporation, an educational coordinating organization, and of International Information Agency, Inc., a company involved in television production.

CORPORATE GOVERNANCE

Director Independence

        The Board of Directors has determined that each of Messrs. Alpert, Bell, Fogg, Harrison, Hill, Kutyna, Stansberry, Sussman, Waldorf, Whalen and Wolff, are independent under New York Stock Exchange Rule 303A. All of the standing committees of the Board of Directors are composed of independent directors. These committees are: the Audit Committee, the Compensation Committee, the Ethics Committee and the Nominating and Corporate Governance Committee.

Committee Membership, Meetings and Attendance

        During the fiscal year ended September 30, 2005, there were:

  •
  five meetings of the Board of Directors;

  •
  five meetings of the Audit Committee;

  •
  four meetings of the Compensation Committee;

  •
  one meeting of the Ethics Committee; and

  •
  three meetings of the Nominating and Corporate Governance Committee.

        Each director attended or participated in at least 75% of the meetings of the Board of Directors and his respective committees held during our fiscal year ended September 30, 2005 and during his term of service.

        We encourage all of our directors to attend our annual meetings of stockholders. All of our current directors, who were directors at the time, attended last year's annual meeting of stockholders.

Board Committees

        We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act"). Our Audit Committee is involved in discussions with management and our independent registered public accounting firm with respect to financial reporting and our internal accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and replace our independent registered public accounting firm or nominate the independent auditors for stockholder approval. The Audit Committee must pre-approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee consults with management but does not delegate these responsibilities. See "Audit Committee Report." A copy of the Audit Committee charter can be found on our website at www.griffoncorp.com and is attached to this Proxy Statement as Exhibit A.

        Our Compensation Committee awards stock options to officers and employees. The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the company. See "Compensation Committee Report on Executive Compensation." A copy of the Compensation Committee charter can be found on our website at www.griffoncorp.com.

        Our Ethics Committee is responsible for establishing and maintaining procedures for the receipt, investigation and reporting of information submitted by any of our employees concerning alleged violations of our Code of Business Ethics and Standards of Conduct. A copy of the Ethics Committee charter can be found on our website at www.griffoncorp.com.

        The Nominating and Corporate Governance Committee is responsible for (1) monitoring compliance with our Code of Business Ethics and Standards of Conduct; (2) reviewing suggestions of candidates for director made by directors and others; (3) identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next annual meeting of stockholders; (4) recommending to the Board director nominees for each committee of the Board; (5) recommending to the Board the corporate governance principles applicable to the company; and (6) overseeing the annual evaluation of the Board and management. The Nominating and Corporate Governance Committee has nominated the directors to be elected at this meeting. There is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise. A copy of the Nominating and Corporate Governance Committee charter can be found on our website at www.griffoncorp.com.

NYSE Certification

        Our company is required to comply with the NYSE listing standards applicable to corporate governance. Our company timely submitted to the NYSE the Annual CEO Certification, pursuant to

Section 303A.12 of the NYSE's listing standards, whereby the Chief Executive Officer of our company, Harvey R. Blau, certified that he is not aware of any violation by our company of the NYSE's corporate governance listing standards as of the date of the certification.

Stockholder Communications

        Mail can be addressed to Directors in care of the Office of the Secretary, Griffon Corporation, 100 Jericho Quadrangle, Jericho, New York 11753. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors," "Independent Directors," "Non Employee Directors" or "Non Management Directors" will be forwarded or delivered to each of the non-employee directors. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

Directors' Compensation

        Directors who are not our employees receive an annual fee of $25,000 and a fee of $1,500 for each Board of Directors meeting attended. Audit Committee members receive $2,500 for each committee meeting attended and members of each other committee receive $1,500 for each committee meeting attended. The fees paid to our non-employee directors were established by the Board after consultation with a compensation consultant. In addition, under our Outside Director Stock Award Plan, each non-employee director receives, at the time of the Annual Meeting of Stockholders each year, shares of our common stock having a market value of $10,000. See "Stock and Compensation Plans — Outside Director Stock Award Plan."

Guidelines for Business Conduct and Governance Guidelines

        Our Board of Directors has adopted a Code of Business Ethics and Standards of Conduct which has been designated as the code of ethics for directors, officers and employees in performing their duties. The Code of Business Ethics and Standards of Conduct also sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. The Code of Business Ethics and Standards of Conduct may be found on our website at www.griffoncorp.com.

        Our Board of Directors has also adopted Corporate Governance guidelines as required by NYSE rules to assist the Board in exercising its responsibilities to Griffon and its stockholders. The Corporate Governance Guidelines may be found on our website at www.griffoncorp.com.

Executive Sessions

        Our independent directors meet periodically at regularly scheduled executive sessions. No one director chairs the executive sessions of the independent directors; the chair of each session is elected by the directors present at such session. Our independent directors met in executive session once during fiscal 2005.

Board Self-Evaluation

        The Board is required to conduct an annual self-evaluation that is overseen by our Nominating and Corporate Governance Committee to determine whether the Board and its committees are functioning effectively. In addition, each of the Compensation, Ethics and Nominating and Corporate Governance committees is required to conduct an annual self-evaluation and all committees of the Board are required to review and reassess the adequacy of their charters. The Audit Committee is subject to an annual performance evaluation by the Board of Directors.

Directors' Nominations

        Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered

  •
  in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is called for a date that is not within 25 days of the anniversary date of the prior year's annual meeting, the notice must be received not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made; and

  •
  in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made.

        The stockholder's notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the class and series and number of shares of each class and series of capital stock of Griffon which are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) his name and record address, (b) the class and series and number of shares of each class and series of capital stock of the company which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of the company entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

PROPOSAL 2 — APPROVAL OF THE GRIFFON CORPORATION
2006 EQUITY INCENTIVE PLAN

General

        The Board of Directors has adopted and recommends that the stockholders approve the Griffon Corporation 2006 Equity Incentive Plan (the "Incentive Plan"). The general purpose of the Incentive Plan is to attract and retain selected employees, directors and consultants and provide them with incentives and rewards for superior performance.

Summary of the Plan

        The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached as Exhibit B to this Proxy Statement. Capitalized terms not otherwise defined in this summary have the meanings given to them in the Incentive Plan.

        General.    The Incentive Plan will authorize the grant of Performance Shares, Performance Units, Options, Stock Appreciation Rights, Restricted Shares and Deferred Shares (collectively called "Awards"). Options granted under the Incentive Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, as determined by the Compensation Committee (the "Committee").

        Number of Shares Authorized.    The number of shares of our common stock initially available for award under the Incentive Plan is 1,700,000 shares (600,000 of which may be issued as incentive stock options). The Incentive Plan provides that the number of shares available for issuance is reduced by a factor of two to one for each share issued pursuant to an Award other than an Option. Accordingly, if the Compensation Committee grants all Awards under the Incentive Plan in the form of Restricted or Deferred Shares, for example, the maximum number of shares that may be issued is 850,000. The last sales price of our common stock as reported on the New York Stock Exchange for December 21, 2005 was $24.02 per share.

        If any Award is forfeited, or if any Option terminates, expires or lapses without being exercised, shares of our common stock subject to such Award will again be available for future grant. In addition, any shares under the Incentive Plan that are used to satisfy award obligations under the plan of another entity that is acquired by our company will not count against the remaining number of shares available. Finally, if there is any change in our corporate capitalization, the Committee may cancel and make substitutions of Awards or may adjust the number of shares available for award under the Incentive Plan, the number and kind of shares covered by Awards then outstanding under the Incentive Plan and the exercise price of outstanding Options and Stock Appreciation Rights.

        Administration.    The Committee will administer the Incentive Plan. Subject to the other provisions of the Incentive Plan, the Committee has the authority to:

  •
  interpret the Incentive Plan;

  •
  establish and amend rules and regulations relating to the Incentive Plan;

  •
  select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; and

  •
  make all other determinations it deems necessary or advisable for the administration of the Incentive Plan.

        The Committee may also delegate to one or more officers of our company the authority to grant Awards to participants who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Code.

        Eligibility.    The Incentive Plan provides that Awards may be granted to employees, non-employee directors and consultants of our company or its subsidiaries. Incentive stock options may be granted only to employees. The maximum number of shares that may be awarded to a participant in any fiscal year shall not in the aggregate exceed 500,000 with respect to Option Awards or 250,000 with respect to any Award other than an Option.

        Each Award granted under the Incentive Plan will be evidenced by a written award agreement between the participant and our company, which will describe the Award and state the terms and conditions to which the Award is subject. The principal terms and conditions of each particular type of Award are described below.

    Performance Awards

        Awards of Performance Shares and Performance Units may be made under the Incentive Plan. A Performance Share is a book-entry unit with a value equal to one share of common stock. A Performance Unit is a book-entry unit with a value equal to $1.00. A grant of Performance Shares or Performance Units will vest and become payable to the participant upon the achievement during a specified performance period of performance objectives established by the Committee. Except in the case of Qualified Performance-Based Awards, the Committee may modify performance objectives in whole or in part, during the performance period, as it deems appropriate and equitable.

        Performance objectives may be established on a company-wide basis; with respect to one or more subsidiaries, business units, divisions, department or functions; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Performance objectives, the number of units to which they pertain and the time and manner of payment of the Award, shall be specified in the Award agreement. Payment of Performance Shares and Performance Units will be made in shares of common stock.

        In the case of Qualified Performance-Based Awards, the applicable performance objectives are limited to one or more of the following:

  •
  specified levels of or increases in our company's, a division's, or a subsidiary's return on capital, equity or assets;

  •
  earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes ("EBIT") and earnings before interest, taxes, depreciation and amortization ("EBITDA");

  •
  net economic profit (which is operating earnings minus a charge to capital);

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  net income;

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  operating income;

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  sales;

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  sales growth;

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  gross margin;

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  direct margin;

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  share price (including but not limited to growth measures and total stockholder return);

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  operating profit;

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  per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital);

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  inventory turns;

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  financial return ratios;

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  market share;

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  balance sheet measurements such as receivable turnover;

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  improvement in or attainment of expense levels;

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  improvement in or attainment of working capital levels;

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  debt reduction;

  •
  strategic innovations;

  •
  customer or employee satisfaction; and

  •
  individual objectives.

        The Committee may also condition the grant and vesting or exercise of Options, Stock Appreciation Rights, Restricted Shares and Deferred Shares on the achievement of performance objectives as described above.

    Options

        An Option is the right to purchase shares of common stock for a specified period of time at a fixed price (the "exercise price"). Each Option agreement will specify the exercise price, the type of Option, the term of the Option, the date when the Option will become exercisable and any applicable performance goals.

        Exercise Price.    The Committee will determine the exercise price of an Option at the time the Option is granted. The exercise price under an incentive stock option or nonqualified stock option will not be less than 100% of the fair market value of common stock on the date the Option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of our company's outstanding common stock (a "10% Stockholder") will not be eligible for the grant of an incentive stock option unless the exercise price of the incentive stock option is at least 110% of the fair market value of the common stock on the date of grant.

        Consideration.    The means of payment for shares issued upon exercise of an Option will be specified in each Option agreement and generally may be made by cash or check, or subject to approval by the Committee, by certain other shares of common stock owned by the optionee for at least six months (including Restricted Shares), or by deferred payment through a broker or bank from the proceeds of the sale of the shares purchased through the exercise of the Option, or by any combination of the foregoing methods. If an Option is exercised with Restricted Shares that have not yet vested, the shares received upon exercise of the Option will, unless otherwise determined by the Committee, be subject to the same restrictions as the Restricted Shares.

        Term of the Option.    The term of an Option granted under the Incentive Plan will be no longer than ten years from the date of grant. In the case of an Option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant.

    Stock Appreciation Rights

        A stock appreciation right ("SAR") entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of common stock from the date of the grant of the SAR and the date of exercise payable in shares of common stock. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable, and may specify that the SAR may be exercised only in the event of a change of control of our company or similar event. No SAR may be exercised more than ten years from the grant date. The Committee may provide that an SAR is deemed to be exercised at the close of business on the date the SAR expires if such an exercise would result in a payment to the SAR holder.

    Restricted and Deferred Shares

        An Award of Restricted Shares is a grant to the recipient of a specified number of shares of common stock which are subject to forfeiture upon specified events during the restriction period. Each grant of Restricted Shares will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period.

        An Award of Deferred Shares is an agreement by our company to deliver to the recipient a specified number of shares of common stock at the end of a specified deferral period, subject to the fulfillment of conditions specified by the Committee.

    General Provisions

        Vesting.    Each grant of Performance Shares and Performance Units will specify the performance objectives that must be achieved in order for payment to be made. Each grant of Options or SARs shall specify the length of service and/or any applicable performance goals that must be achieved before it becomes exercisable. Each grant of Restricted Shares shall specify the duration of the restriction period and any other conditions that under which the Restricted Shares would be forfeitable to our company, including any applicable performance goals. Each grant of Deferred Shares shall specify the deferral period and any other conditions to which future delivery of shares to the recipient is subject, including any applicable performance goals. Each grant may provide for the early exercise of rights or termination of a restriction or deferral period in the event of a Change in Control or similar transaction or event.

        Dividends/Ownership Rights.    Unless otherwise provided by the Committee, an Award of Restricted Shares entitles the participant to dividend, voting and other ownership rights during the restriction period. An Award of Deferred Shares does not entitle the participant to any transfer, voting or any other ownership rights with respect to the Deferred Shares.

        Nontransferability of Awards.    In general, during a participant's lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee may provide for limited lifetime transfers of Awards, other than incentive stock options, to certain family members. In addition, an Award grant may provide for additional transfer restrictions on vested shares received upon exercise delivery or payment of an Award, including restrictions relating to minimum share ownership requirements applicable to any participant.

        Termination of Employment or Consulting Services.    The Committee may take actions which it believes equitable under the circumstances or in the best interest of our company with respect to Awards that are not fully vested in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee. Unless otherwise determined by the Committee, a participant who is terminated for "Cause" (as defined in an applicable employment/consulting or severance agreement or Award agreement, or if no such agreement applies or contains such term, as determined by the Committee) shall forfeit all unexercised, unearned, and/or unpaid Awards, including vested Awards.

        Award Deferrals.    An Award Agreement may provide for the deferral of any Award or dividend until a time established by the Committee. Deferrals shall be accomplished by the delivery of a written, irrevocable election by the participant on a form provided by our company. Deferred Awards may also be credited with interest at rates determined by the Committee.

    Change in Control

        Unless otherwise determined by the Committee prior to the date of a Change in Control, in the event of a Change in Control, all Awards other than Options and SARS shall become non-forfeitable, and converted to shares of our common stock where applicable, and any unexercised Option or SAR shall become fully exercisable. Alternatively, the Committee may cancel and cash out outstanding Awards or arrange for the substitution of outstanding Awards with fully vested new awards of equal value. If a Change of Control occurs during one or more performance periods for which the Committee has not yet made a determination as to whether the applicable performance objectives were met, the performance period shall immediately terminate and it shall be assumed that the applicable performance objectives have been attained at a level of one hundred percent (100%). A participant shall be considered to have earned, and therefore be entitled to receive, payment of a prorated portion of the performance Awards that he or she would have received for the whole performance period, based on the portion of the performance period completed before the Change in Control.

        A "Change in Control" is defined in the Incentive Plan as:

  •
  an acquisition of more than twenty percent (20%) of the voting power of our company's securities, other than (a) an acquisition by or from our company, or any subsidiary of our company, or by an employee benefit plan maintained by our company or any subsidiary, (b) an acquisition by an individual who is a member of the Board as of the effective date of the Incentive Plan, (c) an acquisition by an underwriter in a firm commitment underwriting of securities to be issued by our company, or (d) an acquisition by any corporation or other entity if immediately following such acquisition, 65% or more of that company's equity and voting power are owned by the same individuals or entities who owned our company prior to the acquisition, in substantially the same proportions;

  •
  a sale or other disposition of all or substantially all of our company's assets;

  •
  approval of a reorganization, merger or consolidation of our company, other than such an event which would result in the voting power of our company's securities prior to the transaction continuing to represent 65% or more of the voting power of our company's or other surviving entity's securities immediately after the event;

  •
  approval of a plan of liquidation or dissolution of our company;

  •
  the individuals on the Board as of the effective date of the Incentive Plan or new directors whose directorship was approved by at least two-thirds of the directors still in office who were directors (or whose directorship was previously approved) on the effective date of the Incentive Plan cease to constitute a majority of the Board;

  •
  the sale or other disposition of our company and/or its subsidiaries, in one transaction or a series of related transactions within 18 consecutive months, of assets accounting for fifty percent (50%) or more of the consolidated revenues of our company and its subsidiaries, other than transactions in which substantially all the proceeds are used to continue conducting the business of our company and/or its subsidiaries; or

  •
  notwithstanding the above-listed events, in the case of a distribution under the Incentive Plan of "deferred compensation" subject to Section 409A of the Code, an event which constitutes a change in control under Section 409A of the Code.

        Effective Date, Amendments, and Termination of the Incentive Plan.    The Incentive Plan will be effective upon its approval by our company's stockholders. The Board of Directors has the authority to amend or terminate the Incentive Plan at any time; provided, however, that stockholder approval is required for any amendment, which (i) increases the number of shares available for Awards under the Incentive Plan (other than to reflect a change in our company's capital structure), ii) increases the maximum number of shares allowed for grants to any participant, (iii) changes the class of persons eligible to receive grants of Awards or the types of Awards available under the Incentive Plan, (iv) increases the benefits to participants under the Incentive Plan, or (v) as otherwise required by applicable law or under the rules of any applicable exchange. Further, no Award may be repriced, replaced, regranted through cancellation, or modified without stockholder approval. Finally, the Incentive Plan will terminate automatically ten years after it is approved by stockholders.

Certain Federal Income Tax Considerations

        The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Incentive Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.

        PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE INCENTIVE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.

        Performance Units and Performance Shares.    A participant realizes no taxable income and our company is not entitled to a deduction when Performance Units or Performance Shares are awarded. When the Performance Units or Performance Shares vest and become payable upon the achievement of the performance objectives, the participant will realize ordinary income equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, our company will be entitled to a corresponding deduction. A participant's tax basis in shares of common stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

        Deferred Shares.    A participant realizes no taxable income and our company is not entitled to a deduction when Deferred Shares are awarded. When the deferral period for the award ends and the participant receives shares of common stock, the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, our company will be entitled to a corresponding deduction. A participant's tax basis in shares of our common stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

Restricted Shares

        Restricted Shares received pursuant to awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such Restricted Shares does not make the election described below, the participant realizes no taxable income upon the receipt of Restricted Shares and our company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the Restricted Shares lapse the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, our company will be entitled to a corresponding deduction. A participant's tax basis in Restricted Shares will be equal to their fair market value when the forfeiture restrictions lapse, and the participant's holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

        Participants receiving Restricted Shares may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and our company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant's tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant's holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to our company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

        Generally, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the participant. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made will be treated as dividend income, assuming our company has adequate current or accumulated earnings and profits.

    Nonqualified Options

        A participant realizes no taxable income and our company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a nonqualified option, a participant will realize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and, subject to Section 162(m) of the Code, our company will be entitled to a corresponding deduction. A participant's tax basis in the shares of common stock received upon exercise of a nonqualified option will be equal to the fair market value of such shares on the exercise date, and the participant's holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a non-qualified option, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant's tax basis in such shares.

        Under the Incentive Plan, non-qualified options may, at the option of the Committee, be exercised in whole or in part with shares of common stock or Restricted Shares held by the participant. Payment in common stock or Restricted Shares will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of common stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Shares, however, the equivalent number of shares of common stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Shares surrendered. The fair market value of shares of common stock received in excess of the number of shares surrendered will be treated as ordinary income and such shares have a tax basis equal to their fair market value on the date of the exercise of the nonqualified option.

Incentive Stock Options

        A participant realizes no taxable income and our company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and our company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a "disqualifying disposition"), the participant will realize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option. Any amount realized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year. Notwithstanding the above, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option.

        Under the Incentive Plan, incentive stock options may, at the option of the Committee, be exercised in whole or in part with shares of common stock or Restricted Shares held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of common stock or Restricted Shares surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of common stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Shares, however, the equivalent number of shares of common stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Shares surrendered. Shares of common stock received in excess of the number of shares surrendered will have a tax basis of zero.

    SARs

        A participant realizes no taxable income and our company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, our company will be entitled to a corresponding deduction. A participant's tax basis in the shares of common stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant's holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a SAR, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant's tax basis in such shares.

Section 162(m) Limitations

        Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation is "performance-based compensation" and meets certain other requirements outlined in Code Section 162(m) and related regulations ("Qualified Performance-Based Awards"). If Awards to such persons are intended to qualify as Qualified Performance-Based Awards, the Incentive Plan requires that the maximum performance-based Award that may be granted to the recipient during any one performance period is 250,000 shares of common stock.

Withholding

        Our company is entitled to deduct from the payment of any Award all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to our company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing our company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to our company in an amount necessary to satisfy the withholding obligation.

New Plan Benefits

        There have been no grants under the Incentive Plan. Because benefits under the Incentive Plan will depend on the actions of the Committee and the value of our company's common stock, it is not possible to determine the benefits that will be received if stockholders approve the Incentive Plan.

Vote Required and the Recommendation of the Board

        To be adopted, the Incentive Plan requires the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE 2006 EQUITY INCENTIVE PLAN.

PROPOSAL 3 — APPROVAL OF THE GRIFFON CORPORATION
2006 PERFORMANCE BONUS PLAN

General

        The Board of Directors has adopted and recommends that the stockholders approve the Griffon Corporation 2006 Performance Bonus Plan (the "Performance Bonus Plan"). The general purpose of the Performance Bonus Plan is to benefit and advance our interests by rewarding selected employees of our company and its subsidiaries and divisions (each such subsidiary or division is referred to herein as a "Business Unit") for their contributions to our company's financial success and thereby motivate the employees to continue to make such contributions to our company in the future by granting performance-based awards that are fully tax deductible to our company.

Summary of the Plan

        The following general description of certain features of the Performance Bonus Plan is qualified in its entirety by reference to the Performance Bonus Plan, a copy of which is attached as Exhibit C to this Proxy Statement. Capitalized terms not otherwise defined in this summary have the meanings given to them in the Performance Bonus Plan. The Performance Bonus Plan will permit incentive compensation bonus awards to be structured to qualify as "performance-based" compensation under Section 162(m) of the Code.

Background

        Section 162(m) of the Code disallows a deduction to our company for any compensation paid to a "Covered Employee" in excess of $1 million per year, subject to certain exceptions. In general, "Covered Employees" include the chief executive officer and the four most highly compensated executive officers of our company who are in the employ of our company and are officers at the end of the tax year. Among other exceptions, the deduction limit does not apply to compensation that meets the specified requirements for "performance-based compensation." In general, those requirements include the establishment of objective performance goals for the payment of such compensation by a committee of the Board of Directors composed solely of two or more outside directors, stockholder approval of the material terms of such compensation prior to payment, and certification by the Compensation Committee (the "Committee") that the performance goals for the payment of such compensation have been achieved.

        The Board of Directors believes that it is in the best interests of our company and its stockholders to enhance the ability of our company to attract and retain qualified personnel by providing annual and long-term incentive compensation bonus awards to employees generally, as well as to certain officers that would qualify as "performance-based compensation" under Section 162(m) of the Code, while at the same time obtaining the highest level of deductibility of compensation paid to employees.

Description of the Performance Bonus Plan

        The Performance Bonus Plan will be administered by the Committee. The Committee has the authority to administer interpret and apply the Performance Bonus Plan, including the authority to select the employees (including employees who are directors) to participate in the Performance Bonus Plan, to establish the performance goals, to determine the amount of incentive compensation bonus payable to any participant, and to make all determinations and take all other actions necessary or appropriate for proper administration and operation of the Performance Bonus Plan.

        Administration.    The Committee will administer the Performance Bonus Plan. Subject to the other provisions of the Performance Bonus Plan, the Committee has the authority to:

  •
  interpret the Performance Bonus Plan;

  •
  establish and amend rules and regulations relating to the Performance Bonus Plan;

  •
  select the participants and establish the performance goals and determine the amounts of incentive compensation payable to any participant upon satisfaction of a performance goal;

  •
  establish the terms and conditions of any performance based incentive compensation bonus opportunity; and

  •
  make all other determinations it deems necessary or advisable for the administration of the Performance Bonus Plan.

        The Committee may also delegate to one or more executive officers of our company the authority to administer the Performance Bonus Plan with respect to any participants who are not Covered Employees. The Committee may also, at any time and from time to time, alter, amend, suspend or terminate the Performance Bonus Plan in whole or in part. However, no such amendment shall be effective which alters any grant, performance target or other criteria relating to any grant to a Covered Employee for the performance period in which such amendment is made or any prior performance period, except as such amendment may be made without causing such grant to cease to qualify as performance-based compensation under Section 162(m) of the Code.

        Eligibility.    All employees of our company are eligible to participate in the Performance Bonus Plan. The maximum amount of the incentive compensation bonuses payable to any participant under the Performance Bonus Plan in, or in respect of, any single fiscal year shall not exceed $5 million. All incentive compensation bonuses paid pursuant to the Performance Bonus Plan will be paid in cash.

        Bonus Opportunity and Performance Goals.    Bonuses may be payable to a participant as a result of the satisfaction of performance goals in respect of any performance period determined by the Committee. With respect to Covered Employees, prior to the beginning of a performance period or any later date described in Treasury Regulation 1.162-27(e)(2), the Committee will establish a target bonus opportunity or range of bonus opportunities for each participant based upon the attainment of one or more performance goals established by the Committee at such time. With respect to participants who are not Covered Employees, such bonus opportunities and performance goals shall be established prior to the end of any performance period. Performance goals, which may vary among and between participants and incentive compensation bonus opportunities, are limited to one or more of the following:

  •
  specified levels of or increases in our company's and/or a Business Unit's consolidated pretax earnings; return on capital, equity or assets;

  •
  earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes ("EBIT") and earnings before interest, taxes, depreciation and amortization ("EBITDA");

  •
  net economic profit (which is operating earnings minus a charge to capital);

  •
  net income;

  •
  operating income;

  •
  sales;

  •
  sales growth;

  •
  gross margin;

  •
  direct margin;

  •
  share price (including but not limited to growth measures and total stockholder return);

  •
  operating profit;

  •
  per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital);

  •
  inventory turns;

  •
  financial return ratios;

  •
  market share;

  •
  balance sheet measurements such as receivable turnover;

  •
  improvement in, or attainment of, expense levels;

  •
  improvement in, or attainment of, working capital levels;

  •
  debt reduction;

  •
  strategic innovations;

  •
  customer or employee satisfaction; and

  •
  individual objectives.

        The Committee shall provide a threshold level of performance below which no incentive compensation bonus will be paid, as well as a maximum level of performance above which no additional incentive compensation bonus will be paid. It also may provide for the payment of differing amounts for different levels of performance, determined with regard either to a fixed monetary amount or a percentage of the participant's base salary. The Committee shall make such adjustments, to the extent it deems appropriate, to established performance goals and performance thresholds to compensate for, or to reflect, any material changes which may have occurred due to an "Extraordinary Event" (as defined under the Performance Bonus Plan).

        As soon as practicable after the end of each performance period, but before any incentive compensation bonuses are paid to the participants under the Performance Bonus Plan, the Committee (subject to any necessary verification) will certify in writing (i) whether the performance goal(s) were attained and (ii) the amount of the incentive compensation bonus payable to each participant based upon the attainment of such specified performance goals. The Committee also may reduce, eliminate, or, with respect only to participants who are not Covered Employees, increase the amount of any incentive compensation bonus of any participant at any time prior to payment thereof, based on such criteria as the Committee shall determine, including but not limited to individual merit and attainment of, or the failure to attain, specified personal goals established by the Committee. Under no circumstances, however, may the Committee, with respect solely to a participant who is a Covered Employee, (a) increase the amount of the incentive compensation otherwise payable to such participant beyond the amount originally established by the Committee, (b) waive the attainment of the performance goals established and applicable to such participant's incentive compensation or (c) otherwise exercise its discretion so as to cause any incentive compensation bonus payable to such participant to not qualify as "performance-based compensation" under Section 162(m) of the Code.

        All amounts due under the Performance Bonus Plan shall be paid within 2 1/2 months of the end of the year in which such incentive compensation is no longer subject to a risk of forfeiture.

        The Board of Directors, without the consent of any participant, may amend or terminate the Performance Bonus Plan at any time. However, no amendment that would require the consent of the stockholders pursuant to Section 162(m) of the Code shall be effective without such consent.

        Effective Date.    The Performance Bonus Plan shall be effective as of December 6, 2005 (the date the Board approved the Plan); provided, however, that the Performance Bonus Plan and any grants under the plan shall be conditioned upon stockholder approval. Accordingly, if stockholder approval is not obtained, the Performance Bonus Plan and any grant issued thereunder shall not be effective.

Vote Required and the Recommendation of the Board

        To be adopted, the Performance Bonus Plan requires the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE 2006 PERFORMANCE BONUS PLAN.

STOCK OWNERSHIP

        The following information, including stock ownership, is submitted with respect to our directors, each executive officer named in the "Summary Compensation Table," for all executive officers and directors as a group, and, based solely on filings with the Securities and Exchange Commission, for each holder of more than five percent of our common stock as of November 30, 2005.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class
Barclays Global Investors(2)	1,768,591	5.9%
LSV Asset Management(3)	1,655,601	5.5%
Griffon Corporation Employee Stock Ownership Plan(4)	2,628,624	8.7%
Patrick L. Alesia(5)	132,838	*
Henry A. Alpert(6)(7)	38,847	*
Bertrand M. Bell(6)	17,132	*
Harvey R. Blau(5)(8)	2,971,173	9.1%
Eric P. Edelstein	—	—
Blaine V. Fogg	2,500	*
Rear Admiral Robert G. Harrison (Ret.)(6)	386	*
Rear Admiral Clarence A. Hill, Jr. (Ret.)(6)	19,861	*
Ronald J. Kramer(6)(9)	59,422	*
General Donald J. Kutyna (Ret.)	—	—
Lieutenant Gen. James W. Stansberry (Ret.)(6)(10)	22,677	*
Martin S. Sussman(6)	15,280	*
William H. Waldorf(6)	15,149	*
Joseph J. Whalen(6)	8,340	*
Lester L. Wolff(6)	14,612	*
Directors and executive officers as a group (15 persons)(11)	3,318,217	10.2%

*
Less than 1%.

(1)
Unless otherwise indicated, ownership represents sole voting and investment power.

(2)
Reflects shares of common stock beneficially owned by Barclays Global Investors, whose address is 45 Freemont Street, San Francisco, CA 94105.

(3)
Reflects shares of common stock beneficially owned by LSV Asset Management, whose address is 1 N. Wacker Drive, Suite 4000, Chicago, IL 60606.

(4)
The address for the Griffon Corporation Employee Stock Ownership Plan ("ESOP") is c/o U.S. Trust Company, N.A., as Trustee, 515 South Flower Street, Los Angeles, California 90071. See "Management—Stock and Compensation Plans—Employee Stock Ownership Plan."

(5)
Includes for Messrs. Blau and Alesia, 2,153,000 and 94,000 shares of common stock, respectively, issuable with respect to options currently exercisable and options which become exercisable within

  60 days under our stock option plans. See "Management—Stock and Compensation Plans." Also includes for Messrs. Blau and Alesia 32,929 and 10,460 shares of common stock, respectively, allocated to their accounts under the ESOP as to which they can direct the vote, which shares are also reported in the ESOP holdings, above.

(6)
Includes shares of common stock granted pursuant to our Outside Director Stock Award Plan. See "Management—Stock and Compensation Plans—Outside Director Stock Award Plan."

(7)
Includes 31,400 shares of common stock owned by the Spartan Petroleum Profit Sharing Trust of which Mr. Alpert is a co-trustee and a beneficiary.

(8)
Includes 75,110 shares of common stock owned by Mr. Blau's wife. Mr. Blau disclaims beneficial interest of such shares of common stock.

(9)
Includes 22,880 shares of common stock owned by Mr. Ronald J. Kramer's wife and daughters and 8,800 shares of common stock owned by a limited partnership of which Mr. Kramer is a general partner, as to which Mr. Kramer disclaims beneficial ownership of such shares of common stock which are in excess of his pecuniary interest.

(10)
Includes 10,315 shares of common stock owned by Lieutenant General Stansberry's wife and 1,925 shares of common stock owned by the Stansberry Associates Money Purchase Plan of which Mr. Stansberry and his wife are the trustees.

(11)
Includes 2,247,000 shares of common stock issuable with respect to options currently exercisable and options which become exercisable within 60 days granted to executive officers and directors under our stock option plans. See "Management—Stock and Compensation Plans."

MANAGEMENT

Our Officers

        Our officers are:

Name	Age	Office Held
Harvey R. Blau	70	Chairman of the Board and Chief Executive Officer
Eric P. Edelstein	56	Executive Vice President and Chief Financial Officer
Patrick L. Alesia	57	Vice President, Treasurer and Secretary

  For the biography of Mr. Blau, please see "Proposal 1 — Election of Directors".

        Mr. Eric P. Edelstein has been our Executive Vice President and Chief Financial Officer since March 2005. Mr. Edelstein was, from 1983 until August 2002, a partner at Arthur Andersen LLP. During his tenure at Arthur Andersen, Mr. Edelstein served as Managing Partner of the Northeast Region of the Business Consulting Division and Managing Partner of the National Practices of the Business Consulting Division. From August 2002 to March 2005, Mr. Edelstein acted as an independent consultant. Mr. Edelstein currently serves as a director of Valley National Bancorp., a bank holding company.

        Mr. Patrick L. Alesia has been our Treasurer since April 1979, our Vice President since May 1990 and was elected as our Secretary in February 2005. In March 2005, Mr. Alesia was also appointed our Ethics Officer.

        Mr. Robert Balemian retired from the position of our Chief Financial Officer on February 16, 2005 and from the position of our President on May 1, 2005.

Executive Compensation

        The following table sets forth the annual and long-term compensation with respect to the Chairman/Chief Executive Officer and each of our other executive officers, who earned at least $100,000, for services rendered during the fiscal years ended September 30, 2005, 2004 and 2003:

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation (2)	Number of Shares Underlying Options	Long-Term Incentive Plan Payouts	All Other Compensation(3)
Harvey R. Blau Chairman and Chief Executive Officer	2005 2004 2003	$878,000 866,000 824,000	$4,102,000 5,460,000 4,319,000	— — —	— — 100,000	— — —	$190,951 119,435 63,348
Eric P. Edelstein Executive Vice President and Chief Financial Officer(4)	2005 2004 2003	292,000 — —	204,000 — —	— — —	250,000 — —	— — —	727 — —
Patrick L. Alesia Vice President, Treasurer and Secretary	2005 2004 2003	370,000 345,000 325,000	220,000 165,000 150,000	— — —	30,000 25,000 25,000	— — —	11,204 11,159 10,397
Robert Balemian former President and Chief Financial Officer(5)	2005 2004 2003	463,000 782,000 744,000	2,309,000 5,404,000 4,261,000	— — —	— — 75,000	— —	10,795 27,005 26,377

(1)
Includes for Messrs. Blau and Balemian a cash incentive bonus under our Senior Management Incentive Compensation Plan and for Mr. Edelstein a bonus payable pursuant to the terms of his employment agreement. See "Management — Employment Agreements" and "Management — Stock and Compensation Plans."

(2)
Other Annual Compensation excludes certain perquisites and other non-cash benefits provided by us since such amounts do not exceed the lesser of $50,000 or 10% of the total annual compensation disclosed in this table for the respective officer.

(3)
All Other Compensation in fiscal 2005 includes: (a) $181,176, $727, $1,429 and $1,020, paid by us for life insurance policies on Messrs. Blau, Edelstein, Alesia and Balemian, respectively; (b) our contributions under the Griffon Corporation 401(k) Retirement Plan of $8,775 paid by us for each of Messrs. Blau, Alesia and Balemian; and (c) $1,000 in company contributions allocated under our Employee Stock Ownership Plan on behalf of each of Messrs. Blau, Alesia and Balemian.

(4)
Mr. Edelstein was appointed Executive Vice President and Chief Financial Officer of our company effective March 1, 2005.

(5)
Mr. Balemian retired from the position of Chief Financial Officer of our company on February 16, 2005 and from the position of President of our company on May 1, 2005.

Employment Agreements

        In May 2001, we entered into an amended and restated employment agreement with Harvey R. Blau. In July 2003, the agreement was amended to extend its term until December 1, 2009. Pursuant to the agreement, Mr. Blau receives a base salary and an annual bonus calculated in accordance with our Senior Management Incentive Compensation Plan.

        The employment agreement further provides for a five year consulting period after the termination of employment during which Mr. Blau will receive consulting payments in an annual amount equal to two-thirds of his last annual base salary, subject to cost of living increases. The employment agreement also provides for cost of living adjustments, life insurance and medical care reimbursement for the executive and his spouse. In addition, the employment agreement provides, following the disability of the executive, for lifetime medical insurance for the executive and his spouse and, following the death of the executive, for such insurance for his spouse.

        The employment agreement further provides that in the event there is a change in the control of the company, as defined therein, Mr. Blau has the option, exercisable within one year after such event, to terminate his employment agreement. Upon such termination, he has the right to receive as a lump sum payment the compensation (including incentive bonus, if any) remaining to be paid for the balance of the term of the agreement. In addition, we will provide the executive with a tax gross-up payment to cover any excise tax due.

        In March 2005, we entered into an employment agreement with Eric P. Edelstein for a term ending March 1, 2008. The agreement provides for (i) a base salary of $500,000 per year and (ii) a bonus equal to the difference between 1% of the consolidated pretax earnings of the company and the base salary paid to Mr. Edelstein. The bonus for fiscal 2005 and for fiscal 2006 will be at a minimum annual rate of $350,000. In 2005, Mr. Edelstein received a bonus of $204,000 for the portion of the year during which he was employed by the company. Mr. Edelstein is entitled to receive severance payments upon the termination of his employment under certain circumstances.

        In order to induce Mr. Edelstein to enter into the employment agreement, we granted him an option to purchase 250,000 shares of our common stock at a price of $22.94 per share, the closing price of the common stock on March 1, 2005. The option has a seven year term and becomes exercisable as to 50% of the shares on March 1, 2006 and as to 100% of the shares on March 1, 2007.

        In February 2005, Robert Balemian retired from the position of Chief Financial Officer of the company and, in May 2005, Mr. Balemian resigned from the position of President of our company, as well as from our Board of Directors. In accordance with his employment agreement, Mr. Balemian received salary through the date of termination, a bonus for service through the date of termination in accordance with the company's Senior Management Incentive Compensation Plan and has commenced receiving the benefits provided under our Supplemental Executive Retirement Plan.

        Effective upon the end of his employment, and in accordance with his employment agreement, Mr. Balemian became a consultant to our company, which relationship continues for a period of five years. During this period, Mr. Balemian is obligated to consult with the senior executive officers regarding our businesses and operations. During this consultation period, Mr. Balemian receives as a consulting fee an amount equivalent to two-thirds of his salary at the end of his employment with our company, subject to cost of living increases, and is entitled to receive medical and certain other benefits to which he was entitled during his term of employment.

Stock and Compensation Plans

    Stock Option Plans

        We maintain various stock option plans, as set forth in the table below. The purchase price of the shares of common stock subject to each option granted is not less than 100% of the fair market value at the date of grant. The term of each option is generally ten years and is determined at the time of grant by the Board of Directors or its Compensation Committee. The participants in these plans are officers and employees of the company and its subsidiaries or affiliates, except that our 1998 Employee and Director Stock Option Plan may also include directors and consultants.

Name of Plan	Shares Issuable for Exercisable Options as of November 30, 2005	Weighted Average of Exercise Prices of Outstanding Options	Shares Issuable under Options Available for Grant at November 30, 2005
2001 Stock Option Plan	701,438	$13.62	110,175
1998 Employee and Director Stock Option Plan	710,765	$14.80	7,650
1998 Stock Option Plan	715,000	$10.11	—
1997 Stock Option Plan	887,700	$13.28	—
1992 Non-Qualified Stock Option Plan (expired November 2002)	35,200	$6.93	—
1988 Non-Qualified Stock Option Plan (expired May 1998)	3,300	$8.52	—

    Compensation Plans

        Senior Management Incentive Compensation Plan.    Our Senior Management Incentive Compensation Plan (the "Senior Management Plan"), which was adopted by the Board of Directors in November 1997 and approved by the stockholders in February 1998, provides for an annual bonus to Mr. Blau based upon company performance. Under the Senior Management Plan, Mr. Blau is entitled to receive a bonus based upon our consolidated pretax earnings, as defined, for each fiscal year. Mr. Blau's annual bonus equals 4% of the first $5,000,000 of consolidated pretax earnings, plus 5% of the amount of consolidated pretax earnings in excess of $5,000,000.

        Upon a Change in Control of the company (as defined in the Senior Management Plan), a bonus will be paid to Mr. Blau with respect to the portion of our then current fiscal year before the Change in Control, based upon performance for that portion of the year.

        Our Senior Management Plan provided an annual bonus to Mr. Balemian that equaled 2.5% of the first $3,000,000 of consolidated pretax earnings, plus 3.5% of the next $2,000,000 of consolidated pretax earnings, plus 5% of the amount of consolidated pretax earnings in excess of $5,000,000. Mr. Balemian's bonus for fiscal 2005 was determined by prorating, based upon the portion of the fiscal year that he was employed, the annual bonus that he would have received based upon this formula had he been employed for the entire fiscal year.

        Outside Director Stock Award Plan.    We have an Outside Director Stock Award Plan (the "Outside Director Plan"), which was approved by stockholders in 1994, under which 330,000 shares of common stock may be issued to non-employee directors. Annually, at the time of each annual meeting of stockholders, each eligible director is awarded shares of our common stock having a value of $10,000, which shares vest in equal installments over a three-year period. During fiscal 2005, 4,246 shares of common stock were issued under the Outside Director Plan. As of November 30, 2005, an aggregate of 213,288 shares of common stock remained available for future grants under the Outside Director Plan.

        Employee Stock Ownership Plan.    In May 1983, we adopted an Employee Stock Ownership Plan, as amended ("ESOP"). Our employees and employees of our subsidiaries are eligible to participate in the Plan, provided they are not members of a collective bargaining unit. The ESOP has a Trustee, U.S. Trust Company, N.A. (the "Trustee"), who votes the securities held by the ESOP (other than securities of the company which have been allocated to employees' accounts).

        The annual contributions to the ESOP are to be in such amounts as the Board of Directors in its sole discretion shall determine. Historically, the Board of Directors has authorized contributions in an amount sufficient to satisfy the ESOP's obligations with respect to the loan agreement described below. Each employee who participates in the ESOP has a separate account and the annual contribution by us to an employee's account is not permitted to exceed the lesser of $40,000 (or such other limit as may be the maximum permissible pursuant to the provisions of Section 415 of the Internal Revenue Code and Regulations issued thereunder) or 100% of such employee's annual compensation, as defined under the ESOP. No contributions are required of, nor are any accepted from, any employee.

        Contributions to the ESOP are invested primarily in the company's securities. The Trustee has the right to purchase the company's securities on behalf of employees. The Trustee is considered the stockholder for the purpose of exercising all owners' and stockholders' rights with respect to the company's securities held in the ESOP, except for voting rights, which inure to the benefit of each participant who can vote all shares of common stock held in his account, even if said shares are not vested. As of November 30, 2005, there were 2,628,624 shares of common stock in the ESOP, of which 2,404,588 were allocated to employees and 224,036 were unallocated.

        The Trustee is empowered to borrow funds for the purpose of purchasing the company's securities. The securities so purchased are required to be held in an acquisition indebtedness account, to be released and made available for allocation as principal and interest are repaid. The ESOP has entered into a loan agreement, the proceeds of which were used to purchase our common stock. The loan is guaranteed by us and is being repaid in quarterly installments through 2011. As of November 30, 2005, the ESOP had outstanding borrowings of $2,500,000.

Stock Option Grants in Last Fiscal Year

        The following table sets forth all stock option grants to the executive officers named in the "Summary Compensation Table" during the fiscal year ended September 30, 2005:

	Individual Grants(1)
					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms
	Number of Shares Underlying Options Granted (1)	% of Total Shares Granted to Employees in Fiscal Year (2)
Name			Exercise Price ($/Sh)	Expiration Date	5% ($)(3)	10% ($)(3)
Harvey R. Blau	—	—	—	—	—	—
Eric P. Edelstein	250,000	42.18	22.94	2/28/2012	2,335,000	5,440,000
Patrick L. Alesia	30,000	5.06	24.13	8/2/2015	455,000	1,154,000
Robert Balemian	—	—	—	—	—	—

(1)
Grants were made at the fair market value of our common stock on the date of grant.

(2)
Total options granted to employees in fiscal 2005 were for 592,700 shares of common stock.

(3)
All grants are under our stock option plans. Dollar gains are based on the assumed annual rates of appreciation above the exercise price of each option for the term of the option.

  Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth stock options exercised during fiscal 2005 and all unexercised stock options of the executive officers named in the "Summary Compensation Table" as of September 30, 2005:

			Number of Shares Underlying Outstanding Options at Fiscal Year-End		Value of Outstanding In-The-Money Options at Fiscal Year-End($)(2)
Name	Shares Acquired on Exercise	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Harvey R. Blau	—	—	2,428,000	—	33,120,000	—
Eric. P. Edelstein	—	—	—	250,000	—	415,000
Patrick L. Alesia	66,000	1,033,000	94,000	27,500	858,000	84,000
Robert Balemian(3)	220,000	3,665,000	—	—	—	—

(1)
Value realized is calculated by subtracting the exercise price from the fair market value of the stock on the exercise date.

(2)
Value is calculated by subtracting the exercise price from the fair market value of the stock as of September 30, 2005 of $24.60 per share.

(3)
The information provided in the table above only reflects aggregated options exercises by Mr. Balemian through the date of termination of his employment with our company. After termination of his employment, Mr. Balemian acquired an additional 1,605,000 shares upon the exercise of options, the realized value of which was $12,582,000.

Supplemental Executive Retirement Plan

        Effective October 1, 1996, we adopted the Griffon Corporation Supplemental Executive Retirement Plan ("SERP") for certain of our officers.

        The normal retirement age under the SERP is 72. No benefit is payable unless a participant is vested at the time of termination of employment. A participant's right to receive a benefit vests after 20 years of service and one year of participation in the SERP, or upon a Change of Control (as defined in the SERP).

        The SERP provides an annual benefit upon termination equal to the sum of .25% of Average Base Salary and 1.5% of Average Bonus/Incentive Compensation multiplied by completed years of service (up to a maximum of 30). "Average" means the average of the three highest paid years out of the last ten prior to retirement. The benefit is reduced by any Social Security benefit attributable to the employment of the participant. Benefits are adjusted for early retirement and retirement after the normal retirement date. Retirement benefits are payable for life, with a guarantee of 10 years of payments. In addition, the SERP provides a pre-retirement death benefit payable for 10 years to the participant's beneficiary.

        The table below shows the projected annual benefits payable at age 72 under the SERP before the reduction for Social Security benefits. A participant's SERP benefit would be the total of the applicable amounts from each table, minus the Social Security benefit attributable to the participant's employment. The number of years of service of the participants as of November 30, 2005 are: Mr. Blau, 33 and Mr. Alesia, 32.

Base Salary		Bonus/Incentive Compensation
Assumed Average Annual Base Salary(1)	30 Years of Service With the Company	Assumed Average Bonus/Incentive Compensation(2)	30 Years of Service With the Company
$300,000	$22,500	$100,000	$45,000
400,000	30,000	250,000	112,500
500,000	37,500	500,000	225,000
600,000	45,000	1,000,000	450,000
700,000	52,500	2,000,000	900,000
800,000	60,000	3,000,000	1,350,000
900,000	67,500	4,000,000	1,800,000
1,000,000	75,000	5,000,000	2,250,000

(1)
Average of a participant's base salary for the highest three years out of the last ten prior to retirement.

(2)
Average of a participant's bonus/incentive compensation for the highest three years out of the last ten prior to retirement.

Certain Transactions

        Edward I. Kramer served as our Vice President-Administration and Secretary until February 2005. Mr. Kramer is a member of the law firm of Kramer, Coleman, Wactlar & Lieberman, P.C., our general counsel for fiscal 2005. During the period of fiscal 2005 in which Mr. Kramer served as Vice President-

Administration and Secretary, we paid approximately $171,000 in legal fees to Kramer, Coleman, Wactlar & Lieberman, P.C.

Compensation Committee Interlocks and Insider Participation

        The members of our Compensation Committee are Henry A. Alpert, Dr. Bertrand M. Bell, Rear Admiral Clarence A. Hill, Jr. (USN Ret.) and Rear Admiral Robert G. Harrison (USN Ret.). None of these persons were our officers or employees during fiscal 2005 nor had any relationship requiring disclosure in this Proxy Statement.

        Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, Audit Committee Report and Stock Performance Graph in this proxy statement are not incorporated by reference into any other filings with the SEC.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

        The compensation of our executive officers is generally determined by the Compensation Committee of the Board of Directors, subject to applicable employment agreements and incentive plans. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2005 is furnished by the directors who comprised the Compensation Committee during fiscal 2005.

General Compensation Philosophy

        Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value. It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes three key components:

  •
  competitive base salary;

  •
  cash incentive bonuses; and

  •
  equity-based compensation.

Compensation Program Elements

        Base Salary.    The Compensation Committee annually establishes, subject to the approval of the Board of Directors and the terms of any applicable employment agreements, the salaries which will be paid to our executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the equity-based plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities and job performance.

        Cash Incentive Bonuses.    Cash incentive bonuses are designed to provide a significant and variable economic opportunity to our executive officers. Our Senior Management Incentive Plan (the "Senior Management Plan") entitles our Chief Executive Officer, and entitled our former President and Chief Financial Officer, to receive a cash bonus equal to an incremental percentage of our consolidated pretax earnings. The bonus payable under our Senior Management Plan increases as the financial performance of our company improves.

        In December 2005, the Board of Directors of our company adopted the 2006 Performance Bonus Plan (the "Performance Bonus Plan"), which is being presented for stockholder approval at our Annual Meeting of Stockholders to be held on February 3, 2006. The Performance Bonus Plan is administered by the Compensation Committee, which selects the participants and establishes the performance periods and the specific performance goals to be achieved during those periods. Bonus awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. The Compensation Committee believes that the Performance Bonus Plan will enhance the ability of our company to attract and retain employees, including executive officers, by providing performance-based incentives, while at the same time obtaining the highest level of deductibility of compensation paid to employees. It is not expected that either Harvey R. Blau, our Chairman and Chief Executive Officer, or Eric P. Edelstein, our Executive Vice President and Chief Financial Officer, will participate in the Performance Bonus Plan because, as described in this Report, each of them is already covered by other cash incentive bonus arrangements.

        Equity-based Compensation.    Historically, equity-based compensation consisted of stock options granted to employees, including our executive officers, by the Compensation Committee under our stock option plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing our company from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the fair market value of common stock on the date of grant, have a maximum term of ten years and become exercisable according to the terms and conditions of vesting established at the discretion of the Compensation Committee. Among our executive officers, the number of shares of common stock subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are generally awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed in determining the size of any executive's stock option award in a particular year.

        The Board of Directors of our company adopted, in December 2005, the 2006 Equity Incentive Plan (the "Incentive Plan"), which is being presented for stockholder approval at our upcoming Annual Meeting of Stockholders. The purpose of the Incentive Plan is to broaden the scope of our company's equity compensation programs by providing a variety of incentives that may be granted by the Compensation Committee, including, but not limited to, stock options, restricted stock, deferred shares and stock appreciation rights. The Compensation Committee believes that the Incentive Plan will allow our company to attract and retain executive management by providing them with appropriate equity-based incentives and rewards for superior performance.

        From time to time, the Compensation Committee utilizes the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. Based on these consultations, and upon the independent analysis of its members in light of our employment agreements with certain officers, the Compensation Committee recommends to our Board of Directors the appropriate compensation package for each executive officer.

Determining Executive Officer Compensation

        For fiscal 2005, pursuant to the terms of his employment agreement with us and the Senior Management Plan, Mr. Robert Balemian, our former President and Chief Financial Officer, received a base salary and an incentive bonus based on our consolidated pretax earnings. See "Management — Employment Agreements" and "Management — Senior Management Incentive Compensation Plan." Mr. Edelstein, our Executive Vice President and Chief Financial Officer, received a base salary, a bonus determined on the basis of the portion of the fiscal year that he was employed and a grant of stock options upon execution of his employment agreement. For fiscal 2006, Mr. Edelstein is entitled to receive a bonus equal to the difference between 1% of our consolidated pretax earnings and his base salary, subject to a minimum bonus of $350,000. Mr. Patrick L. Alesia, our Vice President, Treasurer and Secretary, received a base salary, a cash bonus and a grant of stock options. The Compensation Committee determined that the base salary paid to Mr. Alesia, the bonus paid to Mr. Alesia and the grant of stock options to Mr. Alesia were appropriate given our financial performance, the substantial contributions made by him to such performance, his increased level of responsibilities and the compensation levels of executives at comparable companies. Future bonuses awarded to Mr. Alesia may be pursuant to the Performance Bonus Plan.

Compensation of Chief Executive Officer

        For fiscal 2005, pursuant to the terms of his employment agreement with us and the Senior Management Plan, Mr. Harvey R. Blau, our Chairman and Chief Executive Officer, received a base salary and an incentive bonus based on our consolidated pretax earnings. No stock options were granted to Mr. Blau during fiscal 2005. See "Management — Employment Agreements" and "Management — Senior Management Incentive Compensation Plan."

The Compensation Committee
Henry A. Alpert (Chairman) Dr. Bertrand M. Bell Rear Admiral Clarence A. Hill, Jr. (USN Ret.) Rear Admiral Robert G. Harrison (USN Ret.)

AUDIT COMMITTEE REPORT

        As required by its written charter, which sets forth its responsibilities and duties, a copy of which is attached as Exhibit A to this Proxy Statement, the Audit Committee reviewed and discussed our audited financial statements as of and for the year ended September 30, 2005 with management.

        The Audit Committee reviewed and discussed with representatives of PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380), as amended. The Audit Committee has also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed with PricewaterhouseCoopers LLP their independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended September 30, 2005 for filing with the Securities and Exchange Commission.

        The Audit Committee has also reviewed and discussed the fees paid to PricewaterhouseCoopers LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit and Related Fees" and has considered whether the provision of the non-audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence and concluded that it is.

                      The Audit Committee

                      William H. Waldorf (Chairman)
                      Henry A. Alpert
                      Martin S. Sussman
                      Joseph J. Whalen

Audit Committee Financial Expert

        The Board has determined that Joseph J. Whalen, a member of the Audit Committee since 1999, qualifies as an "Audit Committee Financial Expert", as defined by Securities and Exchange Commission Rules, based on his education, experience and background.

AUDIT AND RELATED FEES

Audit Fees

        We were billed by PricewaterhouseCoopers LLP the aggregate amount of approximately $2,171,000 in respect of fiscal 2005 and $955,000 in respect of fiscal 2004 for fees for professional services rendered for the audit of our annual financial statements and internal controls for fiscal 2005 in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and review of our financial statements included in our Forms 10-Q and other SEC related matters.

Audit-Related Fees

        We were billed by PricewaterhouseCoopers LLP, the aggregate amount of $79,000 in respect of fiscal 2005 and $85,000 in respect of fiscal 2004 for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements and review of our financial statements included in our Form 10-Q that are not reported under the preceding paragraph and for professional services rendered in connection with readiness assessment related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees

        We were billed by PricewaterhouseCoopers LLP the aggregate amount of approximately $134,000 in respect of fiscal 2005 and $195,000 in respect of fiscal 2004 for tax compliance, tax advice and tax planning, primarily related to our foreign operations.

All Other Fees

        PricewaterhouseCoopers LLP did not receive fees for any other services in fiscal 2005 and fiscal 2004 not described in the preceding paragraphs.

        Our Audit Committee has determined that the services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Pre-Approval Policy

        Our Audit Committee has adopted a statement of principles with respect to the pre-approval of services provided by the independent registered public accounting firm. In accordance with the statement of principles, the Audit Committee determined that all non-prohibited services to be provided by the independent registered public accounting firm are to be approved in advance pursuant to a proposal from such independent registered public accounting firm and a request by management for approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTNG FIRM

        PricewaterhouseCoopers LLP acted as our independent registered public accounting firm for the fiscal year ended September 30, 2005.

        A representative of PricewaterhouseCoopers LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

PERFORMANCE GRAPH

        The following graph sets forth the cumulative total return to our stockholders during the five year period ended September 30, 2005 as well as an overall stock market index (S & P SmallCap 600 Index) and our peer group index (Dow Jones U.S. Diversified Industrials Index).

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG GRIFFON CORPORATION, THE S & P SMALLCAP 600 INDEX
AND THE DOW JONES US DIVERSIFIED INDUSTRIALS INDEX

*  $100 INVESTED ON SEPTEMBER 30, 2000 IN STOCK OR INDEX, INCLUDING REINVESTMENT OF DIVIDENDS

FINANCIAL STATEMENTS

        A copy of our Annual Report to Stockholders for the fiscal year ended September 30, 2005 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and The New York Stock Exchange. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2005.

Matters to be Considered at the Meeting

        The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Cost of Solicitation

        The cost of soliciting proxies in the accompanying form, which we estimate to be $70,000, will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Deadline for Submission of Stockholder Proposals for the 2007 Annual Meeting

        Proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than August 31, 2006 to be included in the proxy statement for that meeting.

        In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

        Pursuant to our by-laws, if notice of any stockholder proposal is received after November 6, 2006, then the notice will be considered untimely and we are not required to present such proposal at the 2007 Annual Meeting. If the Board of Directors chooses to present a proposal submitted after November 6, 2006 at the 2007 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2007 Annual Meeting may exercise discretionary voting power with respect to such proposal.

        We will provide without charge to any stockholder as of the record date, copies of our Annual Report on Form 10-K, upon written request delivered to Patrick L. Alesia, Secretary, at our offices at 100 Jericho Quadrangle, Jericho, New York 11753.

                      By Order of the Board of Directors,

                      PATRICK L. ALESIA
                      Secretary

Dated: December 28, 2005
Jericho, New York

Exhibit A

GRIFFON CORPORATION

AUDIT COMMITTEE CHARTER

I.
Purpose

The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Company's auditing, accounting and financial reporting processes generally; (ii) the Company's financial statements and other financial information provided by the Company to its stockholders, the public and others; (iii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (iv) the Company's compliance with legal and regulatory requirements; and (v) the performance of the Company's internal auditors and independent auditors.

II.
Committee Membership and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934, The New York Stock Exchange and any other regulatory requirements pertaining to qualifications of Audit Committee members.

Audit Committee members shall be elected by the Board of Directors on the recommendation of the Nominating Committee and shall serve until their successors shall be duly elected and qualified.

The Audit Committee shall meet as often as it determines necessary but not less than four times per year on a quarterly basis. The Audit Committee may require officers of the Company, the internal auditors, the independent auditors, the Company's outside counsel, and others to attend meetings and to provide pertinent information, as necessary. The Audit Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with management, internal auditors (as necessary) and the independent auditors to discuss any matters that the Audit Committee (or any of these groups) believes should be discussed privately. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee.

III.
Responsibilities and Duties

The Audit Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Audit Committee shall pre-approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

1.    With respect to financial statements and disclosure matters:

  (a)
  Review and discuss with management and the independent auditors, the Company's annual audited financial statements and the quarterly financial statements, including disclosures made in management's discussion and analysis, and press releases relating to its financial condition and results of operations prior to submission to the public.

  (b)
  Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit, including but not limited to, auditing and accounting principles adopted by the Company, the management letter, and any difficulties or restrictions encountered in the course of the audit work.

  (c)
  Recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K.

  (d)
  Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

2.    With respect to the independent auditors:

  (a)
  Have the sole authority to review in advance, and grant any appropriate pre- approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, after obtaining the approval of Company counsel, and in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

  (b)
  Review the performance of the Company's independent auditors on at least an annual basis.

  (c)
  On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Audit Committee shall: (i) ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) satisfy itself as to the independent auditors' independence.

  (d)
  At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

  (e)
  Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Company's independent auditors has not performed audit services for the Company for each of the five previous fiscal years.

  (f)
  Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act of 1934 and any amendments thereto.

  (g)
  Review, based upon the recommendation of the independent auditors and the internal auditors, the scope and the plan of the work to be done by the independent auditors for each fiscal year.

3.    With respect to the internal audit function and internal controls:

  (a)
  In consultation with the independent auditors and the internal auditors, (a) review the adequacy of the Company's internal control structure and system, and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the internal auditors.

  (b)
  Review, based upon the recommendation of the independent auditors and the head of the internal auditors, the scope and plan of the work to be done by the internal auditors and review on an annual basis the performance of the internal auditors.

  (c)
  Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4.    Periodic and Annual Reviews:

  (a)
  Periodically review with each of management, the independent auditors and the internal auditors (i) any significant disagreement between management and the independent auditors or the internal auditors in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) management's response to each.

  (b)
  Periodically discuss with the independent auditors, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

  (c)
  Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, management or the internal auditors.

  (d)
  Review with management, the independent auditors, the internal auditors and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

  (e)
  Obtain and review an annual report from management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

  (f)
  Review and discuss with management and the independent auditors all material off- balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

  (g)
  Review and discuss with management and the independent auditors (i) the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies), and (ii) the program that management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

  (h)
  Review and discuss with management and the independent auditors all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

  (i)
  Discuss with management and the Company's independent auditors all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and identify for the Company's auditors any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

  (j)
  Obtain explanations from management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to management and management's response.

5.    General — The Audit Committee shall:

  (a)
  Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

  (b)
  Insure that the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account is in accordance with SEC and NYSE regulations.

  (c)
  Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

  (d)
  Review with management and the independent auditors the sufficiency and quality of the internal auditors and other financial and accounting personnel of the Company.

  (e)
  Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

  (f)
  Be subject to an annual performance evaluation by the Board of Directors.

  (g)
  Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

  (h)
  Make available this Charter on the Company's website at www.griffoncorp.com.

IV.
Limitation of Audit Committee's Role

Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. It is not the duty of the Audit Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Exhibit B

GRIFFON CORPORATION

2006 EQUITY INCENTIVE PLAN

        1.    Purpose. The purpose of the Griffon Corporation 2006 Equity Incentive Plan (the "Plan") is to attract and retain employees, consultants and non-employee directors for Griffon Corporation and its subsidiaries and to provide such persons with incentives and rewards for superior performance.

        2.    Definitions. As used in this Plan, the following terms shall be defined as set forth below:

        2.1.    "Award" means any Performance Shares, Performance Units, Options, Stock Appreciation Rights, Restricted Shares or Deferred Shares granted under the Plan.

        2.2.    "Award Agreement" means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee that sets forth the terms and conditions of an Award. An Award Agreement may be in an electronic medium, or may be limited to a notation on the Company's books or records, but shall be signed by a representative of the Company and the Participant unless otherwise approved by the Committee.

        2.3.    "Base Price" means the price used as the basis for determining the Spread upon the exercise of Stock Appreciation Right.

        2.4.    "Board" means the Board of Directors of the Company.

        2.5.    "Cause" means, (a) if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or any of its Subsidiaries, "Cause" shall have the same meaning as such term is defined therein; (b) if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of "Cause" is set forth in the applicable employment, consulting, severance or similar agreement, "Cause" shall have the same meaning as such term is defined in the applicable Award Agreement; and (c) if the applicable Participant is not a party to any effective employment, consulting, severance or similar agreement or no definition of "Cause" is set forth in the applicable employment, consulting, severance or similar agreement, and no definition of "Cause" is set forth in the applicable Award Agreement, the existence of "Cause" shall be determined in good faith by the Committee from time to time as circumstances dictate; provided that the Committee shall provide notice to the Participant of such determination and an opportunity for the Participant to cure such event (if the Committee determines such event is reasonably curable).

        2.6.    "Change in Control" means, after the effective date of the Plan:

            (i)  the acquisition, directly or indirectly, by a "person" (within the meaning of Section 13(d)(3) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in

  Control: (a) any acquisition by or from the Company or any Subsidiary, or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (b) any acquisition by an individual who as of the effective date of the Plan is a member of the Board, (c) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by the Company, or (d) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 65% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of the then outstanding Shares and the Voting Securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of the Stock and Voting Securities; or

           (ii)  the consummation of the sale or other disposition of all or substantially all of the assets of the Company, other than to a wholly-owned Subsidiary or to a holding company of which the Company is a direct or indirect wholly owned subsidiary prior to such transaction; or

          (iii)  the approval by stockholders of the Company of a reorganization, merger or consolidation of the Company, other than a reorganization, merger or consolidation, which would result in the Voting Securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or by being converted to voting securities of the surviving entity) 65% or more of the Voting Securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction; or

          (iv)  the approval by stockholders of the Company of a plan of complete liquidation or substantial dissolution of the Company; or

           (v)  the following individuals cease for any reason to constitute a majority of the Board: individuals who, as of the effective date of the Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended; or

          (vi)  the sale, transfer, assignment, distribution or other disposition by the Company and/or one of its Subsidiaries, in one transaction, or in a series of related transactions within any period of 18 consecutive calendar months (including, without limitation, by means of the sale, transfer, assignment, distribution or other disposition of the capital stock of any Subsidiary or Subsidiaries), of assets which account for an aggregate of 50% or more of the consolidated revenues of the Company and its Subsidiaries, as determined in accordance with U.S. generally accepted accounting principles, for the fiscal year most recently ended prior to the date of such transaction (or, in the case of a series of transactions as described above, the first such transaction); provided, however, that no such transaction shall be taken into account if substantially all the proceeds thereof (whether in cash or in kind) are used after such transaction in the ongoing conduct by the Company and/or its Subsidiaries of the business conducted by the Company and/or its Subsidiaries prior to such transaction; or

         (vii)  notwithstanding Sections 2.6(i) through 2.6(vi) above, in the case of a distribution under the Plan of an amount which is subject to section 409A of the Code, an event which constitutes a "change in control event" as defined under Section 409A of the Code.

        2.7.    "Code" means the Internal Revenue Code of 1986, as amended from time to time and the regulations and other guidance issued thereunder.

        2.8.    "Committee" means the Compensation Committee of the Board. The Committee shall have at least two members, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" as defined in Section 162(m) of the Code and the regulations thereunder, and, if applicable meet the independence requirements of the applicable stock exchange, quotation system or other self-regulatory organization on which the Shares are traded.

        2.9.    "Company" means Griffon Corporation., a Delaware corporation, or any successor corporation.

        2.10.    "Consultant" means an individual (other than an Employee or a Non-employee Director) who renders services to the Company or a Subsidiary, including an independent contractor or an advisor.

        2.11.    "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 9.

        2.12.    "Deferred Shares" means an Award pursuant to Section 9 of the right to receive Shares at the end of a specified Deferral Period.

        2.13.    "Employee" means any person, including an officer, employed by the Company or a Subsidiary.

        2.14.    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

        2.15.    "Fair Market Value" means, on any given date, unless otherwise determined by the Committee, the closing sale prices reported as having occurred on the New York Stock Exchange (or other principal exchange or market on which the Shares are traded or listed) on such date, or, if no sale was made on such date on such principal exchange or market, on the last preceding day on which the Shares were traded or listed.

        2.16.    "Grant Date" means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

        2.17.    "Incentive Stock Option" means any Option which meets the requirements of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

        2.18.    "Nonemployee Director" means a member of the Board who is not an Employee.

        2.19.    "Nonqualified Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option, and designated as a Nonqualified Stock Option by the Committee.

        2.20.    "Option" means any option to purchase Shares granted under Section 6.

        2.21.    "Optionee" means the person so designated in an agreement evidencing an outstanding Option.

        2.22.    "Option Price" means the purchase price payable upon the exercise of an Option.

        2.23.    "Participant" means an Employee, Nonemployee Director or Consultant who is selected by the Committee to receive Awards, provided that only Employees may receive grants of Incentive Stock Options.

        2.24.    "Performance Objectives" means the performance objectives established in the sole discretion of the Committee for Participants who are eligible to receive Awards under the Plan. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be limited to: specified levels of or increases in the Company's, a division's or a Subsidiary's return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation andamortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; Share price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; individual objectives; and any combination of the foregoing. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

        2.25.    "Performance Period" means a period of time established under Section 5 within which the Performance Objectives relating to Awards are to be achieved.

        2.26.    "Performance Share" means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 5.

        2.27.    "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 5.

        2.28.    "Qualified Performance-Based Award" means an Award or portion of an Award that is intended to satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m). The Committee shall designate any Qualified Performance-Based Award as such at the time of grant.

        2.29.    "Restricted Shares" mean Shares granted under Section 8 subject to a substantial risk of forfeiture.

        2.30.    "Shares" means shares of the Common Stock of the Company, $.25 par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 14.

        2.31.    "Spread" means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right.

        2.32.    "Stock Appreciation Right" means a right granted under Section 7.

        2.33.    "Subsidiary" means a corporation or other entity in which the Company owns or controls directly or indirectly at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation, or in the case of a noncorporate entity, at least 50% of the profits or capital interest in such entity, at the time of such grant.

        3.    Shares Available Under the Plan.

        3.1.    Reserved Shares.    Subject to adjustment as provided in Section 14, the maximum number of Shares that may be (a) issued upon the exercise of Options or Stock Appreciation Rights, (b) issued as Restricted Shares and released from substantial risk of forfeiture, or (c) issued in payment of Deferred Shares or Performance Shares, shall not in the aggregate exceed 1,700,000 Shares. Such Shares may be Shares of original issuance, Shares held in Treasury, or Shares that have been reacquired by the Company. In addition:

          (i)    To the extent any Shares covered by an Award are not issued to a Participant (or, if applicable, his heir, legatee or permitted transferee) because the Award is forfeited or canceled, such Shares shall not be deemed to have been issued for purposes of determining the maximum number of Shares available for issuance under the Plan.

          (ii)   Shares issued under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of Shares available for issuance under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company acquiring another entity (or an interest in another entity).

        3.2.    Reduction Ratio.    For purposes of Section 3.1, each Share issued pursuant to an Award other than an Option shall reduce the number of Shares available for issuance under the Plan by two Shares. For example, if all Awards under the Plan are in the form of Restricted Shares, 850,000 Shares are available for issuance, subject to adjustment as provided in Section 14.

        3.3.    ISO Maximum.    In no event shall the number of Shares issued upon the exercise of Incentive Stock Options exceed 600,000 Shares, subject to adjustment as provided in Section 14.

        3.4.    Maximum Annual Award.    No Participant my receive Awards (including performance-based Awards) representing more than 500,000 Shares underlying Option grants (or 250,000 Shares underlying any Award, except for Options) in any one fiscal year, subject to adjustment as provided in Section 14. The maximum Qualified Performance-Based Award that may be granted to a Participant in any one Performance Period is 250,000 Shares (subject to adjustment as provided in Section 14).

        4.    Plan Administration.

        4.1.    Committee Administration.    This Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination, other than one made in bad faith.

        4.2.    Committee Powers.    The Committee shall have full authority to interpret the Plan; to establish and amend rules and regulations relating to the Plan; to select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; and to make all other determinations as are necessary or advisable for the administration of the Plan.

        4.3.    Committee Delegation.    The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act or Section 162(m) of the Code and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such grants. Any such delegation shall be subject to the limitations of Section 157(c) of the Delaware General Corporation Law. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

        5.    Performance Shares and Performance Units.    The Committee may authorize grants of Performance Shares and Performance Units, which shall vest and become payable to the Participant upon the achievement of specified Performance Objectives during a specified Performance Period, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        5.1.    Terms and Conditions of Performance Share/Performance Unit Awards.    Each grant shall specify the number of Performance Shares or Performance Units to which it pertains. The Performance Period with respect to each Performance Share or Performance Unit shall commence on the Grant Date and may be subject to earlier termination in the event of a Change in Control or other similar transaction or event. Each grant shall specify the Performance Objectives that are to be achieved by the Participant. Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

        5.2.    Payment of Performance Shares and Units.    Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and shall be paid by the Company in Shares.

        5.3.    Maximum Payment.    Subject to Section 3.4 of the Plan, any grant of Performance Shares may specify that the Shares payable with respect thereto may not exceed a maximum specified by the Committee on the Grant Date. Any grant of Performance Units may specify the number of Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Grant Date.

        5.4.    Adjustment of Performance Objectives.    The Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

        5.5.    Qualified Performance-Based Awards.    In the case of a Qualified Performance-Based Award the following provisions shall apply in addition to, and where necessary, in lieu of other provisions of the Plan, including the provisions of Sections 5.1 through 5.4:

          (i)    Only Employees who are "Covered Employees" within the meaning of Section 162(m) of the Code shall be eligible to receive Qualified Performance-Based Awards. The Committee shall designate in its sole discretion which Covered Employees will be Participants for a Performance Period within the earlier of the (a) first 90 days of a Performance Period and (b) the lapse of 25% of the Performance Period.

          (ii)   The Committee shall establish in writing within the earlier of the (a) first 90 days of a Performance Period and (b) the lapse of 25% of the Performance Period, and in any event, while the outcome is substantially uncertain, (x) Performance Objectives for the Performance Period, and (y) in respect of such Performance Objectives, a minimum acceptable level of achievement below which no Award will be made, and an objective formula or other method for determining the Award to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

          (iii)  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Objectives for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Qualified Performance-Based Awards earned for the period based upon the Performance Objectives and the related formulas or methods as determined pursuant to Section 5.5(ii). The Committee shall then determine the actual number of Shares issuable under each Participant's Award for the Performance Period, and, in doing so, may reduce or eliminate, unless otherwise and/or to the extent provided in the Award Agreement, the amount of the Award. In no event shall the Committee have the authority to increase Award amounts to any Covered Employee.

          (iv)  Subject to Section 20.2, Awards granted for a Performance Period shall be made to Participants within a reasonable time after completion of the certification described in Section 5.5(iii).

        5.6.    Other Awards.    Any grant of an Award under Sections 6, 7, 8 or 9, and/or the vesting or exercise thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of this Section 5 regarding Performance Shares and Performance Units.

        6.    Options.    The Committee may from time to time authorize grants of Options to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        6.1.    Number of Shares.    Each grant shall specify the number of Shares to which it pertains.

        6.2.    Option Price.    Each grant shall specify an Option Price per Share, which shall be equal to or greater than the Fair Market Value per Share on the Grant Date; provided that in the case of any Incentive Stock Option granted to a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, the Option Price shall not be less than 110% of the Fair Market Value of a Share on the date of grant.

        6.3.    Consideration.    Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent, in each such case as is acceptable to the Company, (ii) subject to approval by the Committee, nonforfeitable, unrestricted Shares owned by the Optionee, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 6.4, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

        6.4.    Payment of Option Price in Restricted Shares.    On or after the Grant Date of any Option other than an Incentive Stock Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 6.4, the Shares received by the Optionee upon the exercise of the Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received by the Optionee as applied to the forfeitable or restricted Shares surrendered by the Optionee.

        6.5.    Broker Assisted Exercise.    To the extent such program is permitted by the Company and permitted by applicable law, rule or regulations, the Option Price may be satisfied from the proceeds of a sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates pursuant to a broker assisted exercise program provided by such bank or broker.

        6.6.    Exercise Period.    No Option granted may be exercised more than ten years after the Grant Date; provided that in the case of any Incentive Stock Option granted to a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, such Option shall be exercised within five years after the Grant Date.

        6.7.    Disqualifying Dispositions of ISOs.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition (as defined in Section 421(b) of the Code) of any Shares acquired pursuant to the exercise of such Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

        7.    Stock Appreciation Rights.    The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which, shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        7.1.    Payment in Shares.    Any amount payable upon the exercise of a Stock Appreciation Right shall be paid by the Company in Shares. Any grant may specify that the Shares payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date.

        7.2.    Exercise Period.    Any grant may specify (a) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (b) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable; provided that no Stock Appreciation Right granted may be exercised more than ten years after the Grant Date. A grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

        7.3.    Base Price.    Each grant shall specify in respect of each Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date.

        7.4.    Deemed Exercise.    The Committee may provide that a Stock Appreciation Right shall be deemed to be exercised at the close of business on the scheduled expiration date of such Stock Appreciation Right if at such time the Stock Appreciation Right by its terms remains exercisable and, if so exercised, would result in a payment of Shares to the holder of such Stock Appreciation Right.

        8.    Restricted Shares.    The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        8.1.    Transfer of Shares.    Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 10. Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

        8.2.    Dividends.    Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be reinvested in additional Shares or held in cash, which additional Shares or cash, as the case may be, may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

        9.    Deferred Shares.    The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

        9.1.    Deferred Transfer of Shares.    Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

        9.2.    Consideration.    Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

        10.    Vesting.

        10.1.    In General.    Each grant of Options and Stock Appreciation Rights shall specify the period of continuous employment by the Company or any Subsidiary, or service to the Company or any Subsidiary (and in the case of a Nonemployee Director, service on the Board), of the Participant that is necessary before such Options or Stock Appreciation Rights, or installments thereof, shall become exercisable. Each grant of Restricted Shares shall specify the period during which such Restricted Shares shall be subject to a "substantial risk of forfeiture" within the meaning of Code Section 83, and each grant of Deferred Shares shall specify the Deferral Period to which such Deferred Shares shall be subject. Each grant of such Award may provide for the earlier exercise of rights, termination of a risk of forfeiture or termination of a Deferral Period in the event of a Change in Control or similar transaction or event.

        10.2.    Restrictions on Transfer of Restricted Shares.    Each grant of Restricted Shares shall provide that, during the period for which a substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal by the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

        11.    Dividends and Other Ownership Rights.

        11.1.    Restricted Shares.    Unless otherwise determined by the Committee, an Award of Restricted Shares shall entitle the Participant to dividend, voting and other ownership rights during the period for which a substantial risk of forfeiture is to continue.

        11.2.    Deferred Shares.    Unless otherwise determined by the Committee, during the Deferral Period, the Participant shall not have any right to transfer any rights under an Award of Deferred Shares, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such Shares.

        12.    Transferability.

        12.1.    Transfer Restrictions.    Except as provided in Section 12.2, no Award granted shall be transferable by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law. Any attempt to transfer an Award in violation of this Plan shall render such Award null and void.

        12.2.    Limited Transfer Rights.    The Committee may expressly provide in an Award Agreement (or an amendment to an Award Agreement) that a Participant may transfer such Award (other than an Incentive Stock Option), in whole or in part, to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 12.2. All terms and conditions of the Award, including without limitation provisions relating to termination of the Participant's employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 12.2. In order for a transfer to be effective, a Participant must agree in writing prior to the transfer on a form provided by the Company to pay any and all payroll and withholding taxes due upon exercise of the transferred Option. In addition, prior to the exercise of a transferred Option by a transferee, arrangements must be made by the Participant with the Company for the payment of all payroll and withholding taxes. Finally, the Company shall be under no obligation to provide a transferee with any notice regarding the transferred Awards held by the transferee upon forfeiture or any other circumstance.

        12.3.    Restrictions on Transfer.    Any Award granted may provide that all or any part of the Shares that are (a) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (b) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 10, shall be subject to further restrictions upon transfer, including restrictions relating to any minimum Share ownership requirements imposed by the Company with respect to a Participant.

        13.    Award Agreement.    Each grant under the Plan shall be evidenced by an Award Agreement, which shall describe the subject Award, state that the Award is subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

        14.    Adjustments.    The Committee shall make or provide for appropriate adjustments in the (a) number of Shares covered by outstanding Options, Stock Appreciation Rights, Deferred Shares, Restricted Shares and Performance Shares granted hereunder, (b) prices per Share applicable to such Options and Stock Appreciation Rights, and (c) kind of Shares covered thereby (including Shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities, or (z) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in each of the limitations specified in Section 3 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 14. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

        15.    Fractional Shares.    The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

        16.    Withholding Taxes.    The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Shares due as a result of such Award, or by permitting the Participant to deliver to the Company Shares having a Fair Market Value, as determined by the Committee, equal to the minimum amount of such required withholding taxes.

        17.    Certain Terminations of Employment, Hardship and Approved Leaves of Absence.    In the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination of employment or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to Section 12.3, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award and providing for post-termination exercise periods with respect to any Option or Stock Appreciation Right.

        18.    Termination for Cause.    A Participant who is terminated for Cause shall, unless otherwise determined by the Committee, immediately forfeit, effective as of the date the Participant engages in such conduct, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid or exercised, all unpaid dividends and all interest, if any, accrued on the foregoing.

        19.    Foreign Participants.    In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

        20.    Amendments and Other Matters.

        20.1.    Plan Amendments.    This Plan may be amended from time to time by the Board, but no such amendment shall: (a) increase any of the limitations specified in Section 3, other than to reflect an adjustment made in accordance with Section 14, (b) change the class of persons eligible to receive grants of Awards or the types of Awards available under the Plan, or (c) increase the benefits to Participants under the Plan, in any such case without the further approval of the stockholders of the Company. The Board will also condition any amendment on the approval of the stockholders of the Company if such approval is necessary with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations, and the Board may condition any amendment on the approval of the stockholders of the Company if such approval is deemed advisable to comply with such requirements.

        20.2.    Award Deferrals.    An Award Agreement may provide that payment of any Award, dividend, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee.

        20.3.    Conditional Awards.    The Committee may condition the grant of any Award or combination of Awards on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or any Subsidiary to the Participant.

        20.4.    Repricing Prohibited.    No Award may be repriced, replaced, regranted through cancellation, or modified, directly or indirectly, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Section 14.

        20.5.    Amendments to Awards.    Subject to the requirements of Section 20.4, the Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate (including for the purposes of compliance with local laws and regulations or to avoid costly government filings); provided, however, that except to the extent that the Committee determines that an amendment is necessary to avoid a penalty tax under Section 409A of the Code, any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant's consent.

        20.6.    No Employment Right.    This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

        20.7.    Compliance with Section 409A of the Code.    Notwithstanding any other provision of the Plan to the contrary, (a) to the extent that any payment of or in connection with an Award constitutes a payment under a "non-qualified deferred compensation plan," as defined in Section 409A of the Code, such payment shall be made in compliance with Section 409A of the Code and (b) any adjustment of Shares or prices per Share or substitution of Awards pursuant to Section 14 and any modification of Awards pursuant to Section 17 shall not cause the affected Award to violate the requirements of Section 409A of the Code.

        21.    Change in Control.    Except as otherwise provided at the time of grant in an Award Agreement relating to a particular Award and subject to the requirements of Section 14, if a Change in Control occurs, then:

        21.1.   The Participant's Restricted Shares, Deferred Shares, Performance Shares, Performance Units or other Share-based Awards that were forfeitable shall, unless otherwise determined by the Committee prior to the occurrence of the Change in Control, become nonforfeitable and, to the extent applicable, shall be converted into Shares.

        21.2.   Any unexercised Option or Stock Appreciation Right, whether or not exercisable on the date of such Change in Control, shall thereupon be fully exercisable and may be exercised, in whole or in part.

        21.3.   Notwithstanding Sections 21.1 and 21.2, in the event of a Change in Control, the Committee may in its discretion cancel any outstanding Awards and (a) pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event or (b) arrange for fully vested substitute awards to be granted to the holders thereof, denominated in the equity of the acquirer or an affiliate thereof, provided such substitute awards substantially preserve the value of the substituted Awards.

        21.4.   If a Change in Control occurs during the term of one or more Performance Periods for which the Committee has granted performance-based Awards pursuant to the provisions of Section 5, the term of each such Performance Period (hereinafter a "current Performance Period") shall immediately terminate upon the occurrence of such Change in Control. Upon a Change in Control, for each current Performance Period and each completed Performance Period for which the Committee has not on or before such date made a determination as to whether and to what degree the Performance Objectives for such period have been attained (hereinafter a "completed Performance Period"), it shall be assumed that the Performance Objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof. A Participant in one or more current Performance Periods shall be considered to have earned and, therefore, be entitled to receive, a prorated portion of the Award previously granted to him for each such current Performance Period. Such prorated portion shall be determined by multiplying the number of Performance Shares or Performance Units (or other performance-based Awards), as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of days that have elapsed since the beginning of the current Performance Period, and the denominator of which is the total number of days in such current Performance Period. A Participant in one or more completed Performance Periods shall be considered to have earned and, therefore, be entitled to receive all the Performance Shares or Performance Units (or other performance-based Awards), as the case may be, previously granted to him during each such completed Performance Period.

        21.5.   Unless otherwise provided by the Committee, at any time, upon a Change in Control, any Awards deferred by a Participant under Section 20.2, but for which he or she has not received payment as of such date, shall be paid by the 90th day following the Change in Control.

        22.    Effective Date.    This Plan shall become effective upon its approval by the stockholders of the Company.

        23.    Termination.    This Plan shall terminate on the tenth anniversary of the date upon which it is approved by the stockholders of the Company, and no Award shall be granted after that date.

        24.    Arbitration of Disputes.    Any and all disputes arising out of or relating to the Plan or any Award Agreement (or breach thereof) shall be resolved exclusively through binding arbitration in the State of New York in accordance with the rules of the American Arbitration Association then in effect.

        25.    Regulatory Approvals and Listings.    Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Shares evidencing Awards or any other Award resulting in the payment of Shares prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on the stock exchange or market on which the Shares may be listed, and (iii) the completion of any registration or other qualification of said Shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant's ability to exercise Awards under the Company's broker-assisted stock option exercise program.

        26.    No Right, Title, or Interest in Company Assets.    No Participant shall have any rights as a stockholder of the Company as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of Restricted Shares, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

        27.    No Guarantee of Tax Consequences.    Notwithstanding any other provision of the Plan, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan, or that any of the foregoing amounts will not be subject to the 20% penalty tax and interest under Section 409A of the Code.

        28.    Governing Law.    The validity, construction and effect of this Plan and any Award hereunder will be determined in accordance with the laws of the State of Delaware.

Exhibit C

GRIFFON CORPORATION
2006 PERFORMANCE BONUS PLAN

        Section 1.    Purpose.    The purpose of the Griffon Corporation Performance Bonus Plan (the "Plan") is to benefit and advance the interests of Griffon Corporation, a Delaware corporation (the "Company"), by rewarding selected employees of the Company and its subsidiaries and divisions (each such subsidiary or division is referred to herein as a "Business Unit") for their contributions to the Company's financial success and thereby motivate them to continue to make such contributions in the future by granting performance-based awards ("Awards").

        Section 2.    Certain Definitions.    For the purposes of the Plan the following terms shall be defined as set forth below:

          (a)   "Applicable Employee Remuneration" has the meaning given to such term in Section 162(m)(4) of the Code.

          (b)   "Base Salary Percentage" means a percentage of the Participant's annual base salary in effect as of the later of (i) the first day of the Performance Period or (ii) the common salary adjustment date within the Performance Period.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Code" means the Internal Revenue Code of 1986, as amended.

          (e)   "Committee" means the Compensation Committee of the Board.

          (f)    "Company Plan" means the Company's internal Fiscal Year Plan for the relevant Fiscal Year.

          (g)   "Covered Employee" has the same meaning given to such term in Section 162(m)(3) of the Code; provided, however, that a person will be considered a Covered Employee for purposes of this Plan only if such employee's Applicable Employee Remuneration for the relevant Fiscal Year is expected to exceed $1,000,000.

          (h)   "Financial Criteria" has the meaning given to that term in Section 6(a) hereof.

          (i)    "Fiscal Year" means the fiscal year ending on September 30 or such other period that the Company may hereafter adopt as its fiscal year.

          (j)    "Performance Period" means the period of time over which the Performance Threshold must be satisfied, which period may be of such length as the Committee, in its discretion, shall select. The Performance Period need not be identical for all Awards. Within one Fiscal Year, the Committee may establish multiple Performance Periods.

          (k)   "Performance Threshold" has the meaning given to such term in Section 6(b) hereof (in the case of a Covered Employee), or Section 7(b) hereof (in the case of a Participant who is not a Covered Employee).

          (l)    "Target" has the meaning given to such term in Section 6(a) hereof (in the case of a Covered Employee), or Section 7(a) hereof (in the case of a Participant who is not a Covered Employee).

        Section 3.    Administration of the Plan.

          (a)    Generally.    The Plan shall be administered by the Committee. The Committee is authorized to administer, interpret and apply the Plan and from time to time may adopt such rules, regulations and guidelines consistent with the provisions of the Plan as it may deem advisable to carry out the Plan, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its stockholders and Participants (as defined below). The Committee shall have authority to determine the terms and conditions of the Awards granted to Participants.

          (b)    Delegation.    The Committee may delegate its responsibilities for administering the Plan to any executive officer of the Company, as the Committee deems necessary; provided however, that the Committee shall not delegate its responsibilities under the Plan relating to Covered Employees.

          (c)    Reliance and Indemnification.    The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee nor any executive officer of the Company shall be personally liable for any action, determination or interpretation taken or made in good faith by the Committee or such executive officer of the Company with respect to the Plan or Awards granted hereunder, and all members of the Committee and each executive officer of the Company shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

        Section 4.    Eligible Persons.    All employees of the Company shall be eligible to participate in the Plan ("Eligible Persons"). An individual shall be deemed an employee for purposes of the Plan only if such individual receives compensation from either the Company or one of its Business Units for services performed as an employee of the Company or any one of its Business Units for any period during a Performance Period. An Eligible Person who is a Covered Employee shall be entitled to participate in the Plan with respect to a Performance Period which has commenced only if he or she commenced employment on or before the beginning of each Performance Period or any later date described in Treasury Regulation 1.162-27(e)(2) (or any successor thereto).

        Section 5.    Awards; Participants.    Awards may be granted only to Eligible Persons with respect to each Performance Period, subject to the terms and conditions set forth in the Plan. An Eligible Person who has been chosen to receive an Award under the Plan shall be referred to as a "Participant."

        Section 6.    Determination of Targets, Performance Thresholds and Base Salary Percentage for Covered Employees.    Prior to the beginning of each Performance Period or any later date described in Treasury

Regulation 1.162-27(e)(2) (or any successor thereto), the Committee shall adopt each of the following with respect to each Participant who is a Covered Employee:

          (a)   one or more Targets, which shall be equal to a desired level or levels (as may be measured on an absolute or relative basis, where relative performance may also be measured by reference to: past performance of the Company or a Business Unit, a group of peer companies or by a financial market index) for any Performance Period of: consolidated pretax earnings; return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; Share price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; individual objectives; and any combination of the foregoing (collectively, the "Financial Criteria"). With respect to any Covered Employee who is employed by a Business Unit, the Financial Criteria shall be based on the results of such Business Unit, results of the Company, or any combination of the two;

          (b)   a Performance Threshold with respect to each Target, applicable to one or more Financial Criteria, which represents a minimum amount that must be attained for a Participant to receive an Award;

          (c)   either (i) a Base Salary Percentage, or (ii) fixed monetary amounts, which, in each case, shall be payable as an Award in the event that 100% of such Participant's Targets are achieved.

          (d)   a mathematical formula or matrix that shall contain weighting for each Target and indicate the extent to which Awards will be paid if such Participant's Performance Thresholds with respect to his or her Targets are achieved or exceeded.

  The Committee shall make such adjustments, to the extent it deems appropriate, to the Targets and Performance Thresholds to compensate for, or to reflect, any material changes which may have occurred in accounting practices, tax laws, other laws or regulations, the financial structure of the Company, acquisitions or dispositions of Business Units or any unusual circumstances outside of management's control which, in the sole judgment of the Committee, alters or affects the computation of such Targets and Performance Thresholds or the performance of the Company or any relevant Business Unit (each an "Extraordinary Event").

        Section 7.    Determination of Targets, Performance Thresholds and Base Salary Percentage For Participants Who Are Not Covered Employees.    Prior to the end of the Performance Period, the Committee shall adopt each of the following with respect to each Participant who is not a Covered Employee:

          (a)   one or more Targets, which shall be equal to a desired level or levels for any Performance Period of any, or a combination of any, quantitative criteria (the "Quantitative Criteria," which

  Quantitative Criteria may include, without limitation, any Financial Criteria) or qualitative criteria (the "Individual Criteria"). With respect to such Participants who are employed by a Business Unit, the Quantitative Criteria may be based on the results of such Business Unit, consolidated results of the Company, or any combination of the two;

          (b)   a Performance Threshold with respect to each Target, applicable to one or more Quantitative Criteria or Individual Criteria, which represents a minimum that must be attained for a Participant to receive an Award;

          (c)   either (i) a Base Salary Percentage, or (ii) fixed monetary amounts, which, in each case, shall be payable as an Award in the event that 100% of such Participant's Targets are achieved.

          (d)   a mathematical formula or matrix that shall contain weighting for each Target and indicate the extent to which Awards will be paid if such Participant's Performance Thresholds with respect to his or her Targets are achieved or exceeded.

        The Committee may make such adjustments, to the extent it deems appropriate, to the Targets and Performance Thresholds to compensate for, or to reflect, any material changes which may have occurred due to an Extraordinary Event.

        Section 8.    Calculation of Awards; Certification; Payment; Deferral.    As soon as practicable after the end of the Performance Period, and subject to any necessary verification, the Committee shall determine with respect to each Participant whether and the extent to which the Performance Thresholds applicable to such Participant's Targets were achieved or exceeded. Such Participant's Award, if any, shall be calculated in accordance with the mathematical formula or matrix determined pursuant to Section 6 or 7, as applicable, and subject to the limitations set forth in Section 9 hereof. The Committee shall certify in writing the amount of such Award and whether each material term of the Plan relating to such Award has been satisfied. Subject to Section 9 hereof, such Award shall become payable in cash as promptly as practicable thereafter, provided however, that any Award shall be paid within 2 1/2 months of the end of the year in which the Award is no longer subject to a risk of forfeiture.

        Section 9.    Limitations; Modifications to Awards.    Each Award determined pursuant to Section 6 or 7 hereof shall be subject to modification or forfeiture in accordance with the following provisions:

          (a)    Limitations.    The aggregate amount of any Award to any Participant for any Performance Period as finally determined by the Committee, shall constitute the Participant's Award for the Fiscal Year; provided, however that no Award for any Participant for any Fiscal Year shall exceed $5,000,000.

          (b)    Modifications.    At any time prior to the payment of an Award, the Committee may, in its sole discretion, (i) increase, decrease or eliminate the Award payable to any Participant who is not a Covered Employee and who would not become a Covered Employee as a result of any such increase or (ii) decrease or eliminate the Award payable to any Covered Employee, in each case to reflect the individual performance and contribution of, and other factors relating to, such Participant. The Committee may make such adjustments, to the extent it deems appropriate to any Award to compensate for, or to reflect, any Extraordinary Event. The determination of the Committee as to matters set forth in this Section 9(b) shall be final and conclusive.

          Section 10.    Employment Requirement.    No Participant shall have any right to receive payment of any Award unless such Participant remains in the employ of the Company or a Business Unit through the date of payment of such Award; provided, however, that the Committee may, in its sole discretion, pay all or any part of an Award to any Participant who, prior to such date of payment, retires, dies or becomes permanently disabled or where other special circumstances exist with respect to such Participant, so long as the Performance Thresholds applicable to the Participant's Targets were achieved or exceeded. The maximum amount of such payment, if any, will be calculated, and to the extent determined by the Committee, paid as provided in Section 6 or 7. The determination of the Committee shall be final and conclusive.

          Section 11.    Miscellaneous.

            (a)    No Contract; No Rights to Awards or Continued Employment.    The Plan is not a contract between the Company and any Participant or other employee. No Participant or other employee shall have any claim or right to receive Awards under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its Business Units.

            (b)    No Right to Future Participation.    Participation in the Plan during one Performance Period shall not guarantee participation during any other Performance Period.

            (c)    Restriction on Transfer.    The rights of a Participant with respect to Awards under the Plan shall not be transferable by the Participant to whom such Award is granted (other than by will or the laws of descent and distribution), and any attempted assignment or transfer shall be null and void and shall permit the Committee, in its sole discretion, to extinguish the Company's obligation under the Plan to pay any Award with respect to such Participant.

            (d)    Tax Withholding.    The Company or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's beneficiary or beneficiaries any Federal, foreign, state or local taxes required by law to be withheld with respect to such payments.

            (e)    No Restriction on Right of Company to Effect Changes.    The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event involving the Company or a subsidiary thereof or any other event or series of events, whether of a similar character or otherwise.

            (f)    Source of Payments.    The Plan shall be unfunded. The Plan shall not create or be construed to create a trust or separate fund or segregation of assets of any kind or a fiduciary relationship between the Company and a Participant or any other individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof. To the extent that any Participant is granted an Award hereunder, such Participant's right to receive payment of such Award shall be no greater than the right of any unsecured general creditor of the Company.

            (g)    No Interest.    If the Company for any reason fails to make payment of an Award at the time such Award becomes payable, the Company shall not be liable for any interest or other charges thereon.

            (h)    Amendment and Termination.    The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part. No such amendment shall be effective which alters the Award, Target or other criteria relating to an Award applicable to a Covered Employee for the Performance Period in which such amendment is made or any prior Performance Period, except any such amendment that may be made without causing such Award to cease to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code.

            (i)    Governmental Regulations.    The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

            (j)    Headings.    The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

            (k)    Governing Law.    The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware, without regard to the choice-of-law principles thereof, and applicable federal law.

            (l)    Severability.    If any term or provision ("Provision") of the Plan or the application thereof (i) as to any Participant or circumstance (other than as described in clause (ii)) is, to any extent, found to be illegal or invalid, or (ii) would cause any Award to any Covered Employee not to constitute performance-based compensation under Section 162(m)(4)(C) of the Code, then the Committee shall sever such Provision from the Plan and, thereupon, such Provision shall not be a part of the Plan.

            (m)    Effective Date.    The Plan shall be effective as of December 6, 2005; provided, however, that it shall be a condition to the effectiveness of the Plan, and any Awards made on or after December 6, 2005, that the stockholders of the Company (the "Stockholders") approve the Plan at the first Annual Meeting of Stockholders to be held after such date. Such approval shall meet the requirements of Section 162(m) of the Code and the regulations thereunder. If such approval is not obtained, then the Plan shall not be effective.

            (n)    Approval and Reapproval by Stockholders.    To the extent required under Section 162(m) of the Code and the regulations thereunder, (i) any change to the material terms of the Financial Criteria shall be disclosed to and approved by the Stockholders at the next Annual Meeting of Stockholders to be held following such change, and (ii) the material terms of the Financial Criteria shall be disclosed to and reapproved by the Stockholders no later than the Annual Meeting of Stockholders that occurs in the fifth year following the year in which Stockholders approve the Financial Criteria.

VOTING INSTRUCTIONS TO
U.S. TRUST COMPANY, N.A., AS TRUSTEE
UNDER THE GRIFFON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

        I hereby direct that at the Annual Meeting of Stockholders of Griffon Corporation on February 3, 2006 and at any adjournments thereof, the voting rights pertaining to the shares of Griffon Corporation Common Stock deemed allocated to my account under the Griffon Corporation Employee Stock Ownership Plan solely for the purpose of voting at the Annual Meeting shall be exercised as checked on this card, or if not checked, shall be voted by the Trustee in the same manner and proportion as those shares for which Participants' voting instructions are timely received. If you have questions or comments concerning the procedure for completing and/or returning your voting instructions, please contact U.S. Trust Company at (800) 535-3093 between the hours of 11:30 a.m. and 7:30 p.m. Eastern Standard Time. Your telephone call or other communications will be kept confidential.

        PARTICIPANTS ARE STRONGLY ENCOURAGED TO READ THE ENCLOSED PROXY STATEMENT CAREFULLY. YOUR VOTING INSTRUCTIONS TO U.S. TRUST ARE STRICTLY CONFIDENTIAL AND WILL NOT BE DISCLOSED UNLESS REQUIRED BY LAW.

        PARTICIPANTS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE WITH RESPECT TO ANY ONE OR MORE PROPOSAL(S), THE SHARES WILL BE VOTED BY THE TRUSTEE IN THE SAME MANNER AND PROPORTION AS THOSE SHARES FOR WHICH PARTICIPANTS' VOTING INSTRUCTIONS ARE TIMELY RECEIVED.

(Continued and to be signed on the reverse side)

SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
GRIFFON CORPORATION
February 3, 2006

Please date, sign and mail
your voting card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends a vote FOR the election of directors. 1. Election of the following nominees:				The Board of Directors recommends a vote FOR the approval of the Griffon Corporation 2006 Equity Incentive Plan.
		NOMINEES: Class II				FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	☐	Harvey R. Blau	2.	Approval of the Griffon Corporation 2006	☐	☐	☐
		☐	Ronald J. Kramer		Equity Incentive Plan:
☐	WITHHOLD AUTHORITY	☐	Donald J. Kutyna
	FOR ALL NOMINEES	☐	James W. Stansberry	The Board of Directors recommends a vote FOR the approval of the Griffon Corporation 2006 Performance Bonus Plan.
						FOR	AGAINST	ABSTAIN
☐	FOR ALL EXCEPT (See Instructions below)			3.	Approval of the Griffon Corporation 2006 Performance Bonus Plan:	☐	☐	☐
				4.	Upon such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and fill in the circle next to the name of each nominee for which you wish to withhold your vote, as shown here: ☒				Please sign and date and return this voting instruction card in the attached envelope. This card must be received by 5:00 p.m. Eastern Standard Time on January 25, 2006.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:

GRIFFON CORPORATION

BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
February 3, 2006

        The undersigned hereby appoints ERIC P. EDELSTEIN and PATRICK L. ALESIA, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in GRIFFON CORPORATION, a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on February 3, 2006 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE WITH RESPECT TO ANY ONE OR MORE PROPOSAL(S), THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH.

(Continued and to be signed on the reverse side)	SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

GRIFFON CORPORATION

February 3, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends a vote FOR the election of directors.					The Board of Directors recommends a vote FOR the approval of the Griffon Corporation 2006 Equity Incentive Plan.
1. Election of the following nominees:					2.	Approval of the Griffon Corporation 2006 Equity Incentive Plan:	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES: Class II
☐	FOR ALL NOMINEES	☐	Harvey R. Blau		The Board of Directors recommends a vote FOR the approval
		☐	Ronald J. Kramer		of the Griffon Corporation 2006 Performance Bonus Plan.
☐	WITHHOLD AUTHORITY	☐	Donald J. Kutyna
	FOR ALL NOMINEES	☐	James W. Stansberry		3.	Approval of the Griffon Corporation 2006 Performance Bonus Plan:	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	FOR ALL EXCEPT (See Instructions below)
					4.	Upon such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and fill in the circle next to the name of each nominee for which you wish to withhold your vote, as shown here: ☒					PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

ABOUT THE MEETING
PROPOSAL 1 — ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL 2 — APPROVAL OF THE GRIFFON CORPORATION 2006 EQUITY INCENTIVE PLAN
PROPOSAL 3 — APPROVAL OF THE GRIFFON CORPORATION 2006 PERFORMANCE BONUS PLAN
STOCK OWNERSHIP
MANAGEMENT
Summary Compensation Table
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
AUDIT AND RELATED FEES
INDEPENDENT REGISTERED PUBLIC ACCOUNTNG FIRM
PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG GRIFFON CORPORATION, THE S & P SMALLCAP 600 INDEX AND THE DOW JONES US DIVERSIFIED INDUSTRIALS INDEX
FINANCIAL STATEMENTS
MISCELLANEOUS INFORMATION
GRIFFON CORPORATION 2006 PERFORMANCE BONUS PLAN
VOTING INSTRUCTIONS TO U.S. TRUST COMPANY, N.A., AS TRUSTEE UNDER THE GRIFFON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN
ANNUAL MEETING OF STOCKHOLDERS OF GRIFFON CORPORATION February 3, 2006